Exhibit 10.3 Execution Version CUSIP: 91704JAD8 TERM LOAN AGREEMENT dated as of January 22, 2026 among URBAN EDGE PROPERTIES LP, as Borrower, THE BANKS SIGNATORY HERETO, each as a Bank, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, ___________________________________________ PNC CAPITAL MARKETS LLC, as a Lead Arranger and Sole Bookrunner TD SECURITIES (USA) LLC, and U.S. BANK NATIONAL ASSOCIATION as Lead Arrangers TD BANK, N.A., and U.S. BANK NATIONAL ASSOCIATION as Syndication Agents

TABLE OF CONTENTS - i - Article I. DEFINITIONS; ETC. .................................................................................................................... 1 SECTION 1.01. Definitions ............................................................................................................. 1 SECTION 1.02. Accounting Terms ............................................................................................... 30 SECTION 1.03. Computation of Time Periods ............................................................................. 31 SECTION 1.04. Rules of Construction .......................................................................................... 31 SECTION 1.05. Specific Rule re: Public Affiliates and Unconsolidated Affiliates That Are Non-Real Estate Affiliates But Are Not Public Affiliates ......................................... 31 SECTION 1.06. Rates .................................................................................................................... 31 SECTION 1.07. Divisions ............................................................................................................. 31 Article II. THE LOANS .............................................................................................................................. 31 SECTION 2.01. Loans ................................................................................................................... 31 SECTION 2.02. [Reserved] ........................................................................................................... 32 SECTION 2.03. [Reserved] ........................................................................................................... 32 SECTION 2.04. Advances, Generally ........................................................................................... 32 SECTION 2.05. Procedures for Advances ..................................................................................... 32 SECTION 2.06. Interest Periods; Renewals .................................................................................. 33 SECTION 2.07. Interest ................................................................................................................. 33 SECTION 2.08. Fees ..................................................................................................................... 34 SECTION 2.09. Notes; Records .................................................................................................... 35 SECTION 2.10. Prepayments ........................................................................................................ 35 SECTION 2.11. Method of Payment ............................................................................................. 36 SECTION 2.12. Elections, Conversions or Continuation of Loans ............................................... 36 SECTION 2.13. Minimum Amounts ............................................................................................. 36 SECTION 2.14. Certain Notices Regarding Elections, Conversions and Continuations of Loans ................................................................................................................................. 36 SECTION 2.15. Changes of Commitments ................................................................................... 37 SECTION 2.16. [Reserved] ........................................................................................................... 38 SECTION 2.17. [Reserved] ........................................................................................................... 38 SECTION 2.18. Funds Transfer Disbursements ............................................................................ 38 Article III. YIELD PROTECTION; ILLEGALITY; ETC. ........................................................................ 38 SECTION 3.01. Additional Costs .................................................................................................. 38 SECTION 3.02. Alternate Rate of Interest .................................................................................... 39 SECTION 3.03. Illegality .............................................................................................................. 41 SECTION 3.04. Treatment of Affected Loans .............................................................................. 41 SECTION 3.05. Certain Compensation ......................................................................................... 41 SECTION 3.06. Capital Adequacy ................................................................................................ 42 SECTION 3.07. Substitution of Banks .......................................................................................... 42 SECTION 3.08. Obligation of Banks to Mitigate .......................................................................... 43 Article IV. CONDITIONS PRECEDENT .................................................................................................. 43 SECTION 4.01. Conditions Precedent to the Loans ...................................................................... 43 SECTION 4.02. Conditions Precedent to All Advances ............................................................... 45 SECTION 4.03. Deemed Representations ..................................................................................... 45 Article V. REPRESENTATIONS AND WARRANTIES .......................................................................... 46 SECTION 5.01. Existence ............................................................................................................. 46

TABLE OF CONTENTS - ii - SECTION 5.02. Corporate/Partnership Powers ............................................................................. 46 SECTION 5.03. Power of Officers ................................................................................................ 46 SECTION 5.04. Power and Authority; No Conflicts; Compliance With Laws ............................. 46 SECTION 5.05. Legal Enforceable Agreements ........................................................................... 47 SECTION 5.06. Litigation ............................................................................................................. 47 SECTION 5.07. Good Title to Properties; Liens ........................................................................... 47 SECTION 5.08. Taxes ................................................................................................................... 47 SECTION 5.09. ERISA ................................................................................................................. 47 SECTION 5.10. No Default on Outstanding Judgments or Orders ............................................... 48 SECTION 5.11. No Defaults on Other Agreements ...................................................................... 48 SECTION 5.12. Government Regulation ...................................................................................... 48 SECTION 5.13. Environmental Protection .................................................................................... 48 SECTION 5.14. Solvency .............................................................................................................. 48 SECTION 5.15. Financial Statements ........................................................................................... 48 SECTION 5.16. [Reserved] ........................................................................................................... 48 SECTION 5.17. Insurance ............................................................................................................. 48 SECTION 5.18. Accuracy of Information; Full Disclosure .......................................................... 49 SECTION 5.19. Use of Proceeds ................................................................................................... 49 SECTION 5.20. Governmental Approvals .................................................................................... 49 SECTION 5.21. Principal Offices ................................................................................................. 49 SECTION 5.22. General Partner Status ......................................................................................... 49 SECTION 5.23. Labor Matters ...................................................................................................... 49 SECTION 5.24. Organizational Documents .................................................................................. 50 SECTION 5.25. Existing Indebtedness.......................................................................................... 50 SECTION 5.26. Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions ............... 50 SECTION 5.27. Affected Financial Institution ............................................................................. 50 SECTION 5.28. Beneficial Ownership Certification ..................................................................... 50 Article VI. AFFIRMATIVE COVENANTS .............................................................................................. 51 SECTION 6.01. Maintenance of Existence ................................................................................... 51 SECTION 6.02. Maintenance of Records ...................................................................................... 51 SECTION 6.03. Maintenance of Insurance ................................................................................... 51 SECTION 6.04. Compliance With Laws; Payment of Taxes ........................................................ 51 SECTION 6.05. Right of Inspection .............................................................................................. 51 SECTION 6.06. Compliance with Environmental Laws ............................................................... 51 SECTION 6.07. Payment of Costs ................................................................................................ 51 SECTION 6.08. Maintenance of Properties ................................................................................... 52 SECTION 6.09. Reporting and Miscellaneous Document Requirements ..................................... 52 SECTION 6.10. Business .............................................................................................................. 54 SECTION 6.11. Guarantors ........................................................................................................... 54 SECTION 6.12. Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions ............................................... 55 Article VII. NEGATIVE COVENANTS .................................................................................................... 56 SECTION 7.01. Mergers, Etc ........................................................................................................ 56 SECTION 7.02. Distributions ........................................................................................................ 56 SECTION 7.03. Amendments to Organizational Documents ....................................................... 56 SECTION 7.04. Transactions with Affiliates ................................................................................ 56

TABLE OF CONTENTS - iii - SECTION 7.05. Activities of General Partner ............................................................................... 57 SECTION 7.06. Use of Proceeds ................................................................................................... 57 Article VIII. FINANCIAL COVENANTS ................................................................................................. 57 SECTION 8.01. Ratio of Total Outstanding Indebtedness to Capitalization Value ...................... 57 SECTION 8.02. Ratio of Combined EBITDA to Fixed Charges .................................................. 57 SECTION 8.03. Ratio of Unencumbered Combined EBITDA to Unsecured Interest Expense ............................................................................................................................. 57 SECTION 8.04. Ratio of Unsecured Indebtedness to Capitalization Value of Unencumbered Assets ....................................................................................................... 57 SECTION 8.05. Ratio of Secured Indebtedness to Capitalization Value ...................................... 58 SECTION 8.06. Indebtedness of the General Partner ................................................................... 58 Article IX. EVENTS OF DEFAULT .......................................................................................................... 58 SECTION 9.01. Events of Default ................................................................................................ 58 SECTION 9.02. Remedies ............................................................................................................. 61 SECTION 9.03. Allocation of Proceeds ........................................................................................ 62 SECTION 9.04. Performance by Administrative Agent ................................................................ 62 SECTION 9.05. Right Cumulative ................................................................................................ 62 Article X. ADMINISTRATIVE AGENT; RELATIONS AMONG BANKS ............................................ 63 SECTION 10.01. Appointment, Powers and Immunities of Administrative Agent ...................... 63 SECTION 10.02. Reliance by Administrative Agent .................................................................... 64 SECTION 10.03. Defaults ............................................................................................................. 64 SECTION 10.04. Rights of Agent as a Bank ................................................................................. 65 SECTION 10.05. Indemnification of Agents ................................................................................. 65 SECTION 10.06. Non-Reliance on Agents and Other Banks ....................................................... 65 SECTION 10.07. Failure of Administrative Agent to Act ............................................................ 66 SECTION 10.08. Resignation or Removal of Administrative Agent ............................................ 66 SECTION 10.09. Amendments Concerning Agency Function ..................................................... 67 SECTION 10.10. Liability of Administrative Agent ..................................................................... 67 SECTION 10.11. Transfer of Agency Function ............................................................................ 67 SECTION 10.12. Non-Receipt of Funds by Administrative Agent ............................................... 67 SECTION 10.13. Withholding Taxes. ........................................................................................... 67 SECTION 10.14. Pro Rata Treatment ........................................................................................... 71 SECTION 10.15. Sharing of Payments Among Banks ................................................................. 71 SECTION 10.16. Possession of Documents .................................................................................. 71 SECTION 10.17. Syndication Agents and Documentation Agents ............................................... 71 SECTION 10.18. Erroneous Payments .......................................................................................... 71 Article XI. NATURE OF OBLIGATIONS ................................................................................................ 73 SECTION 11.01. Absolute and Unconditional Obligations .......................................................... 73 SECTION 11.02. Non-Recourse to Principals and the General Partner ........................................ 74 Article XII. MISCELLANEOUS ................................................................................................................ 74 SECTION 12.01. Binding Effect of Request for Advance ............................................................ 74 SECTION 12.02. Amendments and Waivers ................................................................................ 74 SECTION 12.03. Expenses; Indemnification ................................................................................ 77 SECTION 12.04. Assignment; Participation ................................................................................. 78

TABLE OF CONTENTS - iv - SECTION 12.05. Documentation Satisfactory .............................................................................. 82 SECTION 12.06. Notices .............................................................................................................. 82 SECTION 12.07. Setoff ................................................................................................................. 84 SECTION 12.08. Table of Contents; Headings ............................................................................. 84 SECTION 12.09. Severability ....................................................................................................... 84 SECTION 12.10. Counterparts ...................................................................................................... 84 SECTION 12.11. Integration ......................................................................................................... 84 SECTION 12.12. Governing Law ................................................................................................. 84 SECTION 12.13. Waivers ............................................................................................................. 85 SECTION 12.14. Jurisdiction; Immunities .................................................................................... 85 SECTION 12.15. [Reserved] ......................................................................................................... 86 SECTION 12.16. [Reserved] ......................................................................................................... 86 SECTION 12.17. Intentionally Omitted ........................................................................................ 86 SECTION 12.18. USA Patriot Act ................................................................................................ 86 SECTION 12.19. Defaulting Lenders ............................................................................................ 86 SECTION 12.20. [Reserved] ......................................................................................................... 88 SECTION 12.21. Bottom-Up Guaranties ...................................................................................... 88 SECTION 12.22. Confidentiality .................................................................................................. 88 SECTION 12.23. Construction ...................................................................................................... 89 SECTION 12.24. No Advisory or Fiduciary Responsibility ......................................................... 89 SECTION 12.25. Acknowledgment and Consent to Bail-In of Affected Financial Institutions ........................................................................................................................ 89 SECTION 12.26. Acknowledgement Regarding Any Supported QFCs ....................................... 90 Schedule 1 Commitments Schedule 5.22(1) General Partner Investments Schedule 5.25 Existing Indebtedness Exhibit A [Reserved] Exhibit B Note Exhibit C [Reserved] Exhibit D Solvency Certificate Exhibit E Assignment and Assumption Agreement Exhibit F [Reserved] Exhibit G [Reserved] Exhibit H Compliance Certificate Exhibit I Guaranty Exhibit J Tax Compliance Certificates Exhibit K Notice of Borrowing

THIS TERM LOAN AGREEMENT (this “Agreement”) dated as of January 22, 2026 among URBAN EDGE PROPERTIES LP, a limited partnership organized and existing under the laws of the State of Delaware (“Borrower”), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, and PNC BANK, NATIONAL ASSOCIATION, in its individual capacity and not as Administrative Agent, and the other lenders signatory hereto (said lenders signatory hereto and the lenders who from time to time become Banks pursuant to Section 3.07 or 12.04, each a “Bank” and collectively, the “Banks”) with PNC CAPITAL MARKETS LLC as sole book runner and a lead arranger, TD SECURITIES (USA) LLC and U.S. BANK NATIONAL ASSOCIATION, as lead arrangers, and TD BANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as syndication agents. WHEREAS, the Borrower has requested an unsecured delayed draw term loan facility in the amount of One Hundred Twenty-Five Million Dollars ($125,000,000), which may be increased pursuant to the terms of this Agreement to Two Hundred Fifty Million Dollars ($250,000,000) and the Administrative Agent and the Banks have agreed to Borrower’s request pursuant to the terms and conditions of this Agreement. NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants and conditions hereinafter set forth, Borrower, the Administrative Agent and each of the Banks agree as follows: ARTICLE I. DEFINITIONS; ETC. SECTION 1.01. Definitions. As used in this Agreement the following terms have the following meanings (except as otherwise provided, terms defined in the singular have a correlative meaning when used in the plural, and vice versa): “Accession Agreement” means an Accession Agreement substantially in the form of Annex I to the Guaranty. “Additional Costs” has the meaning specified in Section 3.01. “Administrative Agent” means PNC Bank, National Association as contractual representative of the Banks under this Agreement, or any successor Administrative Agent appointed pursuant to Section 10.08. “Administrative Agent’s Office” means Administrative Agent’s office located at 340 Madison Avenue, 10th Floor, New York, NY 10173, or such other office in the United States as Administrative Agent may designate by written notice to Borrower and the Banks. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Bank” has the meaning specified in Section 3.07. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Loan” has the meaning specified in Section 3.04. “Affiliate” means, with respect to any Person (the “first Person”), any other Person, which directly or indirectly controls, or is controlled by, or is under common control with, the first Person. The term “control” means the possession, directly or indirectly, of the power, alone, to direct or cause the direction

- 2 - of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. “Agent” means, individually and collectively, Administrative Agent, each Lead Arranger, each Syndication Agent and each Documentation Agent. “Agreement” means this Term Loan Agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules of any Governmental Authority applicable to a Loan Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Anti-Terrorism Laws” means (a) the Trading with the Enemy Act of the United States, 50 U.S.C. App. §§ 1 et seq., as amended; (b) any of the foreign assets control regulations of the United States Treasury Department or any enabling legislation or executive order relating thereto, including without limitation, Executive Order No. 13224, effective as of September 24, 2001 relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001); and (c) the Patriot Act. “Applicable Law” means all applicable provisions of constitutions, statutes, rules, regulations and orders of any Governmental Authority, including all orders and decrees of all courts, tribunals and arbitrators. “Applicable Lending Office” means, for each Bank and for its SOFR Loans or Base Rate Loans, as applicable, the lending office of such Bank (or of an Affiliate of such Bank) designated as such in its Administrative Questionnaire or in the applicable Assignment and Assumption Agreement, or such other office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to Administrative Agent and Borrower as the office by which its SOFR Loans or Base Rate Loans, as applicable, is to be made and maintained. “Applicable Margin” means (a) At any time other than during the Investment Grade Pricing Period, the percentage rate set forth below corresponding to the ratio of Total Outstanding Indebtedness to Capitalization Value as determined in accordance with Section 8.01:

- 3 - Level Ratio of Total Outstanding Indebtedness to Capitalization Value Applicable Margin for SOFR Loans Applicable Margin for Base Rate Loans 1 < 0.35 to 1.00 1.50% 0.50% 2 > 0.35 to 1.00 but < 0.40 to 1.00 1.60% 0.60% 3 > 0.40 to 1.00 but < 0.45 to 1.00 1.65% 0.65% 4 > 0.45 to 1.00 but < 0.50 to 1.00 1.75% 0.75% 5 > 0.50 to 1.00 but < 0.55 to 1.00 1.85% 0.85% 6 > 0.55 to 1.00 2.20% 1.20% The Applicable Margin shall be determined by the Administrative Agent from time to time, based on the ratio of Total Outstanding Indebtedness to Capitalization Value as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 6.09(3). Any adjustment to the Applicable Margin under this clause (a) shall be effective as of the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 6.09(3). At such time or times as the Applicable Margin is determined under this clause (a), if the Borrower fails to deliver a Compliance Certificate within the applicable time period required pursuant to such Section and such failure continues for three days following notice of such failure from the Administrative Agent to the Borrower, then the Applicable Margin shall equal the percentages corresponding to Level 6 from the date of such notice until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the Closing Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin for Loans as set forth above, the Applicable Margin shall be equal to the percentages corresponding to Level 1. Thereafter, such Applicable Margin shall be adjusted from time to time as set forth in this definition. (b) During the Investment Grade Pricing Period, the percentage rate set forth in the table below corresponding to the Level into which the Credit Rating then falls. Any change in the Credit Rating which would cause the Applicable Margin to be determined at a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 6.09(16) that the Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Credit Rating has changed, then the Administrative Agent may, in its reasonable discretion, adjust the Level at which the Applicable Margin is determined effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Credit Rating has changed. During any period during the Investment Grade Pricing Period that the Borrower receives only two Credit Ratings, and such Credit Ratings are not equivalent, the Applicable Margin shall be the higher of the two Credit Ratings. During any period during the Investment Grade Pricing Period that the Borrower receives more than two Credit Ratings, and such Credit Ratings are not all equivalent, the Applicable Margin shall be (A) if the difference between the highest and the lowest of such Credit Ratings is one ratings category (e.g. Baa2 by Moody’s and BBB- by S&P or Fitch), the Applicable Margin shall be the rate per annum that would be applicable if the highest of the Credit Ratings were used; and (B) if the difference between the highest and the lowest of such Credit Ratings is two ratings categories (e.g. Baa1 by Moody’s and BBB- by S&P or Fitch) or more, the Applicable Margin shall be the

- 4 - rate per annum that would be applicable if the average of the two highest Credit Ratings were used, provided that if such average is not a recognized rating category (i.e., the difference between the Credit Ratings is an even number of ratings categories), then the Applicable Margin shall be determined based on the lower of the two highest Credit Ratings. During any period during the Investment Grade Pricing Period for which the Borrower has received a Credit Rating from only one Rating Agency, the Applicable Margin for purposes of this clause (b) shall be determined based on such Credit Rating so long as such Credit Rating is from either S&P or Moody’s. During any period during the Investment Grade Pricing Period that the Borrower has (a) no Credit Rating from any Rating Agency or (b) received a Credit Rating from only one Rating Agency that is neither S&P or Moody’s, the Applicable Margin for purposes of this clause (b) shall be determined based on Level 5. Level Credit Rating (S&P/Moody’s/Fitch) Applicable Margin for SOFR Loans Applicable Margin for Base Rate Loans 1 A-/A3 (or equivalent) or better 1.15% 0.15% 2 BBB+/Baa1 (or equivalent) 1.15% 0.15% 3 BBB/Baa2 (or equivalent) 1.25% 0.25% 4 BBB-/Baa3 (or equivalent) 1.65% 0.65% 5 Lower than BBB-/Baa3 (or equivalent or unrated) 2.20% 1.20% (c) The provisions of clause (a) of this definition shall be subject to the last paragraph of Section 2.07. “Approved Fund” means any Fund that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank, or (c) an entity or an Affiliate of any entity that administers or manages a Bank. “Assignment and Assumption Agreement” means an Assignment and Assumption, substantially in the form of EXHIBIT E, pursuant to which a Bank assigns and an assignee Bank assumes rights and obligations in accordance with Section 12.04. “Availability Period” means the period from but excluding the Closing Date to but excluding the Availability Termination Date. “Availability Termination Date” means the first to occur of: (a) January 22, 2027 and (b) the date on which the Total Commitment is terminated or reduced to zero in accordance herewith. “Available Tenor” means as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

- 5 - “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank” and “Banks” have the respective meanings specified in the preamble. “Bank Parties” means Administrative Agent and the Banks. “Bank Reply Period” has the meaning specified in Section 12.02. “Banking Day” means (a) for all purposes other than as set forth in clause (b) below, any day (other than a Saturday, Sunday or legal holiday) on which banks in New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any SOFR Loan or any Base Rate Loan as to which the interest rate is determined by reference to SOFR, any day that is a Banking Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market. Unless specifically referenced in this Agreement as a Banking Day, all references to “days” shall be to calendar days. “Bankruptcy Code” means Title 11 of the United States Code, entitled “Bankruptcy”, as amended from time to time, and any successor or statute or statutes. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Daily Simple SOFR on such day plus 1.00%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or the Daily Simple SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Daily Simple SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than the Floor. “Base Rate Loan” means all or any portion (as the context requires) of a Loan of a Bank which shall accrue interest at a rate determined in relation to the Base Rate. “Benchmark” means, initially, Daily Simple SOFR or Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to the Daily Simple SOFR or Term SOFR or the then-current

- 6 - Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.02(b). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar- denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such

- 7 - component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.02 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.02. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Borrower” has the meaning specified in the preamble. “Capitalization Rate” means 6.25%. “Capitalization Value” means, at any time, the sum (without duplication) of the Borrower’s Ownership Share of (a) with respect to Properties of the Borrower and its Subsidiaries, individually determined and aggregated, NOI (excluding NOI attributable to Properties the value of which is to be included in Capitalization Value under the immediately following clause (b)) of each such Property for the

- 8 - four fiscal quarter period most recently ended, capitalized at the Capitalization Rate; (b) the GAAP book value of (i) all Properties of the Borrower and its Subsidiaries acquired during the four fiscal quarters most recently ended and (ii) all Transition Properties (except, in the case of either clause (i) or (ii), any such Property (or, solely in the case of clause (ii) above, any portion of such Property) which the Borrower has elected in a written notice to the Administrative Agent be included in determinations of Capitalization Value under the immediately preceding clause (a)); (c) all Unrestricted Cash and Cash Equivalents of the Borrower and its Subsidiaries; (d) the fair market value of publicly traded securities and the book value of notes and mortgage loans receivable, Capitalized Development Costs, Equity Interests in Non-Real Estate Affiliates which do not have publicly traded securities, other Stock Holdings and Unimproved Land of the Borrower and its Subsidiaries at such time, all as determined in accordance with GAAP; (e) leasing commissions, management fees and development fees paid by third parties to the Borrower or a Wholly Owned Subsidiary of the Borrower in respect of any Property owned by another Subsidiary (other than a Wholly Owned Subsidiary) or an Unconsolidated Affiliate to the extent that the Borrower’s or such Wholly Owned Subsidiary’s share of such commissions and fees exceeds the Borrower’s Ownership Share of such Subsidiary or Unconsolidated Affiliate and (f) the aggregate positive amount of net cash proceeds that would be due to the General Partner from all Forward Equity Contracts that have not yet settled as of such date, calculated as if such Forward Equity Contracts were settled by the General Partner’s delivery of its common shares as of, and such net cash proceeds were actually received on, the last day of the then most recently ended fiscal quarter; provided that, such calculation shall exclude each Forward Equity Contract, if any, with respect to which any of the following apply (x) the General Partner or the counterparty would not reasonably be expected (as determined in good faith by the General Partner), for any reason, to be able to fulfill its obligations thereunder prior to the Maturity Date, (y) the General Partner no longer intends to issue shares sufficient to realize such proceeds or (z) the General Partner does not intend to contribute the net cash proceeds received in connection with any such Forward Equity Contracts to the Borrower or its Subsidiaries, in each case, for the four fiscal quarter period most recently ended, capitalized at the Capitalization Rate. The Borrower’s Ownership Share of assets held by (A) Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (c)) will be included in the calculation of Capitalization Value consistent with the above described treatment for assets owned by the Borrower or a Subsidiary and (B) Public Affiliates the publicly traded securities of which, or Non-Real Estate Affiliates (other than Public Affiliates) the Equity Interest of which, are included in Capitalization Value under the immediately preceding clause (d) shall not be included under any of the other preceding clauses. For the purposes of this definition, (1) for any Disposition of Property by the Borrower or any Subsidiary during any four quarter period, NOI will be reduced by actual NOI generated from such Property, (2) the aggregate contribution to Capitalization Value in excess of 35% of the aggregate of notes and mortgage loans receivable, Capitalized Development Costs, publicly traded securities, other Stock Holdings and Unimproved Land of the Borrower and its Subsidiaries, and leasing commissions and management and development fees (determined after giving effect to any exclusion required under the immediately following clause (3)) shall not be included in Capitalization Value, (3) the aggregate amount of leasing commissions and management and development fees in excess of 15% of NOI included in the determination of Capitalization Value under the immediately preceding clause (e) shall not be included in Capitalization Value and (4) if the amount otherwise included pursuant to the above terms of this definition in Capitalization Value derived from Unconsolidated Affiliates that are not Public Affiliates, less the Borrower’s Ownership Share of the Total Outstanding Indebtedness of such Unconsolidated Affiliates, exceeds 25% of the Capitalization Value (determined without giving effect to this clause (4)), Capitalization Value shall be reduced by the amount of such excess. “Capitalization Value of Unencumbered Assets” means Capitalization Value determined with respect to Unencumbered Assets pursuant to the first two sentences of the definition of “Capitalization Value”. For the purposes of this definition, (i) the aggregate contribution to Capitalization Value of Unencumbered Assets in excess of 35% of the aggregate of the following: Properties not located in a State of the United States of America, in the District of Columbia or in Puerto Rico, notes and mortgage loans

- 9 - receivable, Capitalized Development Costs, publicly traded securities, other Stock Holdings, Unimproved Land, Forward Equity Contracts and Properties and other assets owned by Unconsolidated Affiliates and Subsidiaries that are not Wholly Owned Subsidiaries shall not be included in Capitalization Value and (ii) to the extent Capitalization Value of Unencumbered Assets attributable to Forward Equity Contracts would exceed 7.5% of Capitalization Value of Unencumbered Assets, such excess shall be excluded. “Capitalized Development Costs” means development cost (including land and building for out of service assets during development or redevelopment) capitalized in accordance with GAAP. Development costs for a Property on which development or redevelopment has been completed for at least 12 months or which has achieved an occupancy rate of at least 85% (determined, in the case of redevelopment, with respect to the portion of such Property undergoing redevelopment) shall be excluded from Capitalized Development Costs. “Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use property) to pay rent or other amounts that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date. “Cash or Cash Equivalents” means (a) cash; (b) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year after the date of acquisition thereof; (c) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within ninety (90) days after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from any two of S&P, Moody’s or Fitch (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as are reasonably acceptable to Administrative Agent); (d) domestic corporate bonds, other than domestic corporate bonds issued by Borrower or any of its Affiliates, maturing no more than two (2) years after the date of acquisition thereof and, at the time of acquisition, having a rating of at least A or the equivalent from any two (2) of S&P, Moody’s or Fitch (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as are reasonably acceptable to Administrative Agent); (e) variable-rate domestic corporate notes or medium term corporate notes, other than notes issued by Borrower or any of its Affiliates, maturing or resetting no more than one (1) year after the date of acquisition thereof and having a rating of at least A or the equivalent from two of S&P, Moody’s or Fitch (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as are reasonably acceptable to Administrative Agent); (f) commercial paper (foreign and domestic) or master notes, other than commercial paper or master notes issued by Borrower or any of its Affiliates, and, at the time of acquisition, having a long-term rating of at least A or the equivalent from S&P, Moody’s or Fitch and having a short-term rating of at least A-2 and P-2 from S&P and Moody’s, respectively (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then the highest rating from such other nationally recognized rating services as are reasonably acceptable to Administrative Agent); (g) domestic and foreign certificates of deposit or domestic time deposits or foreign deposits or bankers’ acceptances (foreign or domestic) in Dollars, Hong Kong Dollars, Singapore Dollars, Pounds Sterling, Euros or Yen that are issued by a bank (I) which has, at the time of acquisition, a long-term rating of at least A or the equivalent from S&P, Moody’s or Fitch (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as are reasonably acceptable to Administrative Agent) and (II) if a domestic bank, which is a member of the Federal Deposit Insurance Corporation; (h) overnight securities repurchase agreements, or reverse repurchase agreements secured by any of the foregoing types of securities or debt instruments, provided that the collateral supporting such repurchase agreements shall have a value not less than 101% of the principal amount of

- 10 - the repurchase agreement plus accrued interest; and (i) money market funds invested in investments substantially all of which consist of the items described in clauses (a) through (h) above. “Closing Date” means the date on which all of the conditions precedent set forth in Section 4.01 shall have been fulfilled or waived by all of the Banks. “Code” means the Internal Revenue Code of 1986, as amended. “Combined EBITDA” means, for the most recently ended four quarter period, the Borrower’s Ownership Share of net income or loss plus Interest Expense, income taxes, depreciation and amortization and excluding the effect of non-recurring items (such as, without limitation, (i) gains or losses from asset sales, (ii) gains or losses from debt restructurings or write-ups or forgiveness of indebtedness, and costs and expenses incurred during such period with respect to acquisitions consummated during such period, (iii) severance and non-cash stock based compensation expenses and other restructuring, impairment or one- time charges and (iv) non-cash gains or losses from foreign currency fluctuations), all as determined in accordance with GAAP, of the Borrower, its Subsidiaries and its Unconsolidated Affiliates, as the case may be. For purposes of this definition, Combined EBITDA shall be adjusted to remove any impact from straight line rent adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805. In calculating for this definition income constituting percentage rents (other than percentage rents payable without regard to a breakpoint, and in such case, percentage rents shall be included in Combined EBITDA when received), (i) for each of the first three fiscal quarters of each fiscal year, Combined EBITDA shall include, on a Property-by-Property basis, the lesser of (A) 25% of the budgeted percentage rents for such fiscal year or (B) 25% of the actual percentage rents received in the immediately preceding fiscal year and (ii) for the fourth fiscal quarter of each fiscal year, Combined EBITDA shall include 25% of the percentage rents actually received in such fiscal year. Public Affiliates and Unconsolidated Affiliates that are Non Real Estate Affiliates but are not Public Affiliates shall be excluded when determining Combined EBITDA; provided that dividends or distributions or other payments that are actually paid by such Public Affiliates and Unconsolidated Affiliates to the Borrower or a Subsidiary shall be included in the net income of the Borrower and its Subsidiaries in accordance with GAAP. “Commitment” means, with respect to each Bank, the obligation of such Bank to make Loans during the Availability Period pursuant to Section 2.01(d) in an aggregate principal amount set forth on SCHEDULE 1 attached hereto and incorporated herein as such Bank’s “Commitment”, as such amount may be reduced or increased from time to time in accordance with the terms hereof. “Commitment Percentage” means, with respect to a Bank, the ratio, expressed as a percentage, of (a) the amount of such Bank’s Commitment to (b) the aggregate amount of the Commitments of all Lenders. “Compliance Certificate” has the meaning specified in Section 6.09(3). “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Banking Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.02 and other technical, administrative or operational matters) that the Administrative Agent decides, following consultation with the Borrower, may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative

- 11 - Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides in consultation with the Borrower is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Continue”, “Continuation” and “Continued” refer to the continuation pursuant to Section 2.12 of a SOFR Loan as a SOFR Loan from one Interest Period to the next interest Period. “Convert”, “Conversion” and “Converted” refer to a conversion pursuant to Section 2.12 of a Base Rate Loan into a SOFR Loan or a SOFR Loan into a Base Rate Loan, each of which may be accompanied by the transfer by a Bank (at its sole discretion) of all or a portion of its Loan from one Applicable Lending Office to another. “Credit Party” means the Administrative Agent or any other Bank. “Credit Rating” means the rating assigned by the Ratings Agencies to Borrower’s senior unsecured long-term indebtedness. “Daily Simple SOFR” means for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (A) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (B) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days and (b) the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SOFR Loan” means any Loan bearing interest at a rate based on Daily Simple SOFR (other than pursuant to the Daily Simple SOFR component of the definition of “Base Rate”). “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect. “Default” means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

- 12 - “Default Rate” means a rate per annum equal to: (1) with respect to Base Rate Loans or Daily Simple SOFR Loans, the Base Rate or Daily Simple SOFR plus the Applicable Margin plus an additional two percent (2.0%); (2) with respect to Term SOFR Loans, the applicable Term SOFR plus the Applicable Margin plus an additional two percent (2.0%); (3) with respect to any other Obligation, the Base Rate plus the Applicable Margin for Base Rate Loans plus an additional two percent (2.0%). “Defaulting Lender” means any Bank that (a) has failed, within three Banking Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) [reserved] or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent and Borrower in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, or, in the case of clause (iii) above, such Bank notifies the Administrative Agent in writing that such failure is the result of a good faith dispute which has been specifically identified, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Banking Days after request by the Administrative Agent or Borrower, acting in good faith, to provide a certification in writing from an authorized officer of such Bank that it will comply with its obligations to fund prospective Loans under this Agreement, provided that such Bank shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s or Borrower’s and the Administrative Agent’s (as applicable) receipt of such certification in form and substance reasonably satisfactory to it or them (as applicable), (d) has become the subject of a Bankruptcy Event or (e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action. “Disbursement Instruction Agreement” means any loan disbursement authorization agreement or other agreement providing disbursement instructions for any advance in form and substance reasonably satisfactory to the Administrative Agent, as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent (not to be unreasonably withheld). For the avoidance of doubt, if so approved by the Administrative Agent in its sole discretion, a Notice of Borrowing may constitute the Disbursement Instruction Agreement in effect from time to time. “Disposition” means a sale (whether by assignment, transfer or a lease described in the definition “Capitalized Lease Obligation”) of an asset. “Dollars” and the sign “$” mean lawful money of the United States of America. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having

- 13 - responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Elect”, “Election” and “Elected” refer to elections, if any, by Borrower pursuant to Section 2.12 to have all or a portion of an advance of the Loans be outstanding as SOFR Loans. “Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system(s). “Eligible Assignee” means (a) a Bank, (b) an Affiliate of a Bank, (c) an Approved Fund and (d) any other Person (other than a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person)) approved by (i) the Administrative Agent (such approval not to be unreasonably withheld or delayed) and (ii) unless an Event of Default shall exist, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries or a Defaulting Lender or any of its Affiliates or Subsidiaries. “Eligible Ground Lease” means a ground lease (or a sale/leaseback transaction with an industrial development authority and/or other municipal equivalent, or a similarly structured transaction), containing terms and conditions customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease, including without limitation, the following: (a) a remaining term (inclusive of any unexercised extension options that may be exercised by the applicable tenant without the consent of the lessor) of 20 years or more; (b) permitting the lessee to mortgage and encumber its interest in the leased property, and to amend the terms of any such mortgage or encumbrance, in each case, without the consent of the lessor or with the consent of lessor so long as the lease provides such consent is not to be unreasonably withheld; (c) subject to customary requirements that the holder of the mortgage be an “institutional lender” or satisfy similar eligibility requirements to be a recognized mortgagee, requiring the lessor to give the holder of any mortgage lien on such leased property written notice of any defaults on the part of the lessee and customary leasehold mortgagee cure rights; (d) permitting the transfer or assignment of the leasehold interest by the lessee without the consent of lessor or with the consent of lessor so long as the lease provides such consent is not to be unreasonably withheld; (e) permitting the use of the leased property for its then current use or, in the case of unimproved land, for the intended use of the Borrower; and (f) providing for clearly determinable rental payment terms (it being acknowledged that rental adjustments or resets based on fair market value, Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics or similar methods of future rent determination are clearly determinable for purposes of this definition). Sale/leaseback and/or lease/leaseback transactions with an industrial development authority and/or other municipal equivalent, or a similarly structured transaction with remaining terms of less than 20 years or which fail to satisfy one or more other requirements of the definition of “Eligible Ground Lease” shall be subject to approval by Administrative Agent (not to be unreasonably withheld). “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or

- 14 - damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment “Environmental Discharge” means any discharge or release of any Hazardous Materials in violation of any applicable Environmental Law. “Environmental Law” means any Applicable Law relating to pollution or the environment, including Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the work place, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. “Environmental Notice” means any written complaint, order, citation, letter, inquiry, notice or other written communication from any Person (1) affecting or relating to Borrower’s compliance with any Environmental Law in connection with any activity or operations at any time conducted by Borrower, (2) relating to the occurrence or presence of or exposure to or possible or threatened or alleged occurrence or presence of or exposure to Environmental Discharges or Hazardous Materials at any of Borrower’s locations or facilities, including, without limitation: (a) the existence of any contamination or possible or threatened contamination at any such location or facility and (b) remediation of any Environmental Discharge or Hazardous Materials at any such location or facility or any part thereof; and (3) any violation or alleged violation of any relevant Environmental Law. “Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, including the rules and regulations promulgated thereunder. “ERISA Affiliate” means any corporation or trade or business which is a member of the same controlled group of organizations (within the meaning of Section 414(b) of the Code) as Borrower or General Partner or is under common control (within the meaning of Section 414(c) of the Code) with Borrower or General Partner or is required to be treated as a single employer with Borrower or General Partner under Section 414(m) or 414(o) of the Code. “Erroneous Payment” has the meaning specified in Section 10.18(a). “Erroneous Payment Deficiency Assignment” has the meaning specified in Section 10.18(d). “Erroneous Payment Impacted Class” has the meaning specified in Section 10.18(d). “Erroneous Payment Return Deficiency” has the meaning specified in Section 10.18(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

- 15 - “Event of Default” has the meaning specified in Section 9.01. “Excluded Subsidiary” means any Subsidiary (a) which (i) holds title to assets which are or are to become collateral for any Secured Indebtedness of such Subsidiary or, in the case of a Subsidiary that is an SPE, where the obligee or holder of Secured Indebtedness of such Subsidiary is the beneficiary of a Negative Pledge in respect of assets of such Subsidiary or (ii) is an owner of the Equity Interests of one or more Subsidiaries holding title to assets described in the preceding clause (i) or Equity Interest of other Excluded Subsidiaries (but has no assets other than such Equity Interests and other assets of nominal value incidental thereto) and (b) which is or will be prohibited from guarantying the Indebtedness of any other Person (other than an Excluded Subsidiary) pursuant to (i) any document, instrument or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), profits or gains, franchise Taxes (imposed in lieu of income Taxes), and branch profits Taxes (or any similar Taxes), in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Bank, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Bank, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Bank with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Bank acquires such interest in such Loan or Commitment (other than pursuant to an assignment requested by the Borrower under Section 3.07) or (ii) such Bank changes its lending office, except in each case to the extent that, pursuant to Section 10.13, amounts with respect to such Taxes were payable either to such Bank’s assignor immediately before such Bank acquired the applicable interest in a Loan or Commitment or to such Bank immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 10.13 and (d) any U.S. Federal withholding Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Banking Day, for the immediately preceding Banking Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Banking Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent; provided that if the Federal Funds Rate determined as provided above would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

- 16 - “Fee Letters” means, collectively, (a) that certain fee letter dated as of December 11, 2025, by and among the Borrower, the Administrative Agent and the other parties thereto and (b) those certain other fee letters between the Borrower and the Lead Arrangers executed and delivered in connection herewith. “Fiscal Year” means each period from January 1 to December 31. “Fitch” means Fitch, Inc. and its successors. “Fixed Charges” means, without duplication, for the four fiscal quarter period most recently ended, the sum of (i) Interest Expense for such period; (ii) the Borrower’s Ownership Share of the aggregate amount of all regularly scheduled principal payments on Indebtedness of the Borrower and its Subsidiaries (other than Public Affiliates) payable by such Persons during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness and excluding amounts paid by any Subsidiary of Borrower to any other Subsidiary of Borrower or to Borrower), (iii) the aggregate amount of all Preferred Dividends paid by the General Partner, the Borrower or by any of their respective Subsidiaries (other than Public Affiliates) during such period limited, in the case of the Borrower or any Subsidiary to the Borrower’s Ownership Share thereof (excluding, however, (A) amounts paid by the Borrower to the General Partner to the extent a corresponding Preferred Dividend is paid by the General Partner and taken into Fixed Charges and (B) amounts paid by any such Subsidiary of Borrower to another Subsidiary of Borrower or to Borrower) and (iv) the Borrower’s Ownership Share of the Fixed Charges of its Unconsolidated Affiliates (other than Unconsolidated Affiliates that are Non-Real Estate Affiliates but not Public Affiliates). “Floor” means a rate of interest equal to 0%. “Foreign Bank” means a Bank that is not a U.S. Person. “Forward Equity Contract” means a forward equity contract with respect to common Equity Interests of the General Partner, entered into by the General Partner and a Person (other than the Borrower, its Subsidiaries or their respective Affiliates). “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funds From Operations” means Funds from Operations as determined by the Borrower in a manner substantially similar to the manner in which Funds from Operations is determined by other, similarly situated real estate investment trusts. “GAAP” means accounting principles generally accepted in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the most recent financial statements of the General Partner delivered to Administrative Agent prior to the Closing Date (except for changes concurred to by the General Partner’s Auditors); provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision of the Loan Documents to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application of any such change on the operation of such provision, or if the Administrative Agent notifies the Borrower that the Required Banks request an amendment to any provision of the Loan Documents for such purpose, in either case, regardless of whether any such notice is given before or after such change in GAAP or in the application of any such change, then such provision shall be interpreted on the basis of

- 17 - GAAP as in effect and applied for purposes of the Loan Documents immediately before such change shall have become effective. “General Partner” means Urban Edge Properties, a real estate investment trust organized and existing under the laws of the State of Maryland and the sole general partner of Borrower. “General Partner’s Auditors” means Deloitte & Touche LLP or any other “Big 4” accounting firm selected by Borrower (or a successor thereof), or such other accounting firm(s) selected by Borrower and reasonably acceptable to the Required Banks. “General Partner’s Consolidated Financial Statements” means the consolidated balance sheet and related consolidated statements of operations, changes in equity and cash flows, and footnotes thereto, of General Partner, in each case prepared in accordance with GAAP and as filed with the SEC as SEC Filings. “Good Faith Contest” means the contest of an item if: (1) the item is diligently contested in good faith, and, if appropriate, by proceedings timely instituted; (2) adequate reserves are established with respect to the contested item; (3) during the period of such contest, the enforcement of any contested item is effectively stayed; and (4) the failure to pay or comply with the contested item during the period of the contest is not likely to result in a Material Adverse Change. “Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law. “GRESB” means GRESB B.V., a wholly owned subsidiary of Green Business Certification Inc., a non-profit corporation incorporated in the United States under the laws of the District of Columbia. “Guarantor” means any Person that is party to the Guaranty as a “Guarantor”. “Guaranty” means the guaranty executed and delivered pursuant to Section 6.11 and substantially in the form of EXHIBIT I. “Hazardous Materials” means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives. “Indebtedness” means, with respect to a Person, at the time of computation thereof, without duplication: (a) all indebtedness and liabilities of a Person for borrowed money, secured or unsecured, including mortgage and other notes payable (but excluding any indebtedness to the extent secured by cash or cash equivalents or marketable securities, or defeased), as determined in accordance with GAAP; (b) all liabilities of a Person consisting of indebtedness for borrowed money, determined in accordance with GAAP, that are or would be stated and quantified as contingent liabilities in the notes to the consolidated financial statements of such Person as of that date; (c) all obligations of such Person (excluding trade debt incurred in the ordinary course of business), whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness (including the deferred purchase price of property or services), conditional sales contracts, title retention debt instruments

- 18 - or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered; (d) Capitalized Lease Obligations of such Person; (e) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all Indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person to the extent of such Person’s liability therefor (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non-recourse liability) and (h) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation. Indebtedness of any Person shall include Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s Ownership Share of such partnership or joint venture (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of the Indebtedness, shall be included as Indebtedness of such Person). For purposes of determining “Total Outstanding Indebtedness” and “Indebtedness”, the term “without duplication” shall mean (without limitation) that amounts loaned from one Person to a second Person that under GAAP would be consolidated with the first Person shall not be treated as Indebtedness of the second Person. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in (a) hereof, Other Taxes. “Interest Expense” means, for the four fiscal quarter period most recently ended of the Borrower, the Borrower’s Ownership Share of interest expense, whether paid, accrued or capitalized (without deduction of consolidated interest income) of the Borrower and its Subsidiaries (other than Public Affiliates), including, without limitation or duplication (or, to the extent not so included, with the addition of), (1) the portion of any rental obligation in respect of any Capitalized Lease Obligations allocable to interest expense in accordance with GAAP; (2) the amortization of Indebtedness discounts and premiums; (3) any payments or fees (other than upfront fees) with respect to interest rate swap or similar agreements; and (4) the interest expense and items listed in clauses (1) through (3) above applicable to each of the Borrower’s Unconsolidated Affiliates (to the extent not included above but excluding Unconsolidated Affiliates that are Non-Real Estate Affiliates and not Public Affiliates) multiplied by the Borrower’s Ownership Share in the Unconsolidated Affiliates of the Borrower, in all cases as reflected in (or, to the extent not reflected therein, consistent with) the General Partner’s Consolidated Financial Statements, provided that there shall be excluded from Interest Expense capitalized interest covered by an interest reserve established under a loan facility (such as capitalized construction interest provided for in a construction loan). “Interest Expense” shall not include the non-cash portion of interest expense attributable to convertible Indebtedness determined in accordance with ASC 470-20. “Interest Period” means, with respect to any Term SOFR Loan, the period commencing on the date the same is advanced, converted from a Base Rate Loan or Continued, as the case may be, and ending, as Borrower may select pursuant to Section 2.06, on the numerically corresponding day in the first, third or sixth calendar month thereafter (or at Administrative Agent’s reasonable discretion, a period of shorter duration), provided that each such Interest Period which commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate subsequent calendar month.

- 19 - Notwithstanding the foregoing, (a) each Interest Period that would otherwise end on a day which is not a Banking Day shall end on the immediately following Banking Day (or, if such immediately following Banking Day falls in the next calendar month, on the immediately preceding Banking Day) and (b) no tenor that has been removed from this definition pursuant to Section 3.02(b)(iv) shall be available for specification in any notice of borrowing or any notices with respect to Elections, Conversions or Continuations of SOFR Loans. “Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, security deposits, accounts receivable and commission, travel and similar advances to officers, directors and employees), or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any commitment to make an Investment in another Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in any Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Investment Grade Pricing Period” means the period commencing on the date specified by the Borrower in a written notice to the Administrative Agent after the Borrower obtains an Investment Grade Rating from at least two of Moody’s, S&P and Fitch. The Investment Grade Pricing Period shall end on the date specified by the Borrower in a written notice to the Administrative Agent that the Borrower elects to commence a Leverage Pricing Period. There shall only be one Investment Grade Pricing Period. “Investment Grade Rating” means a credit rating of BBB- (or equivalent) or higher from S&P or Fitch and Baa3 (or equivalent) or higher from Moody’s. “Law” means any federal, state or local statute, law, rule, regulation, ordinance, order, code, or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent decree or judgment. “Lead Arranger” has the meaning given that term in the introductory paragraph hereof and shall include successors and permitted assigns. “Level” means, with respect to the Applicable Margin, (i) at any time other than during the Investment Grade Pricing Period, the number set forth in the first column of the table in clause (a) of the definition of “Applicable Margin” and (ii) during the Investment Grade Pricing Period, the number set forth in the first column of the table in clause (b) of the definition of “Applicable Margin”. “Leverage Pricing Period” means any period other than the Investment Grade Pricing Period. “Lien” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment for collateral purposes, deposit arrangement, lien (statutory or other), or other security agreement or charge of any kind or nature whatsoever of any third party (excluding any right of setoff but including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially

- 20 - the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing). “Loan” means each loan made by a Bank as described in Section 2.01(d). “Loan Documents” means this Agreement, the Notes, the Guaranty (if then in effect), the Disbursement Instruction Agreement, the Solvency Certificate and the Pro Rata Side Letter. “Loan Party” means the Borrower and each Guarantor (if any). “Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests); in each case, on or prior to the Maturity Date. “Material Acquisition” means any acquisition (whether by direct purchase, merger or otherwise and whether in one or more related transactions) by Borrower or any Subsidiary in which the purchase price of the assets acquired exceeds (a) for purposes of Section 8.01, 5% of the Capitalization Value and (b) for purposes of Section 8.04, 5% of the Capitalization Value of Unencumbered Assets, in each case, determined as of the last day of the most recently ending fiscal quarter of General Partner for which financial statements are publicly available. “Material Adverse Change” means either (1) a material adverse change in the status of the business, results of operations, financial condition, or property of Borrower and its Subsidiaries taken as a whole or (2) any event or occurrence of whatever nature which is likely to have a material adverse effect on the ability of Borrower and the other Loan Parties taken as a whole to perform their obligations under the Loan Documents. “Maturity Date” means January 22, 2033. “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Multiemployer Plan” means a “multiemployer plan” as defined in Sections 3(37) or 4001(a)(3) of ERISA covered by Title IV of ERISA and to which contributions have been or are required or have been required to be made by Borrower or General Partner or any ERISA Affiliate. “Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that (i) an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge and (ii) the foregoing shall not apply to restrictions or conditions imposed by agreements relating to Secured Indebtedness permitted under the Loan Documents if such

- 21 - restrictions or conditions apply only to the property or assets securing such Indebtedness or the Equity Interests of any Person obligated in respect of such Indebtedness. “Net Operating Income” or “NOI” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance (but not in excess of the actual rent otherwise payable) but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid (excluding interest but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses and other expenses incurred in connection with such Property (but specifically excluding general overhead expenses of the Borrower and its Subsidiaries and any property management fees and excluding any amount required to be capitalized under GAAP) minus (c) the greater of (i) the actual property management fee paid during such period and (ii) an imputed management fee in the amount of 4% of the aggregate base rents of such Property for such period (and there shall be no deduction for any other property management fees, corporate general or administrative expenses of the Borrower, the General Partner, any Subsidiary or any Unconsolidated Affiliate or fees and commissions payable to the Borrower, the General Partner, any Subsidiary or any Unconsolidated Affiliate). For purposes of calculating rents under (a) hereinabove (other than percentage rents payable without regard to a breakpoint, and in such case, percentage rents shall be included in NOI when received), (i) for each of the first three fiscal quarters of each fiscal year, NOI shall include the lesser of (A) 25% of the budgeted percentage rents for such fiscal year or (B) 25% of the actual percentage rents received in the immediately preceding fiscal year and (ii) for the fourth fiscal quarter of each fiscal year, NOI shall include, on a Property-by-Property basis, 25% of the percentage rents actually received in such fiscal year. For purposes of determining Capitalization Value and Capitalization Value of Unencumbered Assets, NOI of any Property that is less than zero shall be disregarded. “Non-Defaulting Lender” means, at any time, each Bank that is not a Defaulting Lender at such time. “Non-Real Estate Affiliate” means an Unconsolidated Affiliate not engaged primarily in the owning of real property assets from which income is derived predominately from contractual rental payments under leases with unaffiliated third party tenants. “Nonrecourse Obligations” means, with respect to a Person, obligations or liabilities in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non-recourse liability) is contractually limited to specific assets of such Person. “Note” and “Notes” have the respective meanings specified in Section 2.09. “Notice of Borrowing” means a notice substantially in the form of EXHIBIT K (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.05 evidencing the Borrower’s request for an advance of Loans or, if the Borrower and the Administrative Agent agree, a request made through the Credit Management Module of PNC Bank’s PINACLE® system, in accordance with the applicable security procedures therefor.

- 22 - “Obligations” means each and every obligation, covenant and agreement of Borrower and each other Loan Party, now or hereafter existing, contained in this Agreement, and any of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor, including but not limited to all indebtedness, obligations and liabilities of Borrower or another Loan Party to Administrative Agent and any Bank now existing or hereafter incurred under or arising out of or in connection with the Notes, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of Borrower under any instrument now or hereafter evidencing or securing any of the foregoing. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.07). “Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate. In an instance in which a Person holds an interest in an asset directly and not through a Subsidiary or Unconsolidated Affiliate, such Person’s Ownership Share with respect to such interest shall be 100%. “Parent” means, with respect to any Bank, any Person controlling such Bank. “Participant” has the meaning specified in Section 12.04(d). “Participant Register” has the meaning specified in Section 12.04(d). “Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “Payor” has the meaning specified in Section 10.12. “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

- 23 - “Permitted Liens” means, with respect to any asset or property of a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws), (b) the claims of materialmen, mechanics, carriers, warehousemen, landlords or similar claims or liens for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are not more than 60 days past due or are being contested in good faith; (c) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws or legislation; (d) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on or otherwise affecting the use of real property, which do not materially impede the operation of the property in the manner then being operated; (e) the rights of tenants under leases or subleases not materially impeding the operation of the property in the manner then being operated; (f) Liens in favor of the Administrative Agent for its benefit and the benefit of the Banks; (g) Liens on Equity Interests arising under partnership agreements, limited liability company operating agreements or other similar joint venture agreements to secure the obligation of partners, members or joint venturers to make capital contributions or other payments required thereunder; (h) Liens in favor of a lessor arising under a lease securing the lessee’s obligations under such lease and not otherwise securing Indebtedness; (i) Liens in existence on the Closing Date and referred to in Section 5.25; and (j) Liens securing Indebtedness permitted under the Loan Documents. “Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any governmental authority. “Plan” means any employee benefit or other plan (other than a Multiemployer Plan) established or maintained, or to which contributions have been or are required or have been required to be made, by Borrower or General Partner or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies. “Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the General Partner, the Borrower or any Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to the General Partner, the Borrower or a Subsidiary, or (c) constituting or resulting in the redemption of Preferred Equity Interests, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full. “Preferred Equity Interest” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both. “presence” when used in connection with any Environmental Discharge or Hazardous Materials, means and includes presence, generation, manufacture, installation, treatment, use, storage, handling, repair, encapsulation, disposal, transportation, spill, discharge and release. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Bank then acting as the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Bank acting as Administrative Agent as

- 24 - its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Principals” means the trustees, executive officers and directors of Borrower (other than General Partner) or General Partner at any applicable time. “Pro Rata Share” means, with respect to each Bank, the percentage of the Total Commitment then outstanding and the outstanding Loans represented by such Bank’s Commitment then outstanding and outstanding Loans funded by such Bank. If the Commitments have terminated or expired, the Pro Rata Share shall be determined based on the amount of the Loans outstanding at such time. “Pro Rata Side Letter” means that certain letter regarding pro rata term loan borrowings, dated as of January 22, 2026, by and among the Administrative Agent, Wells Fargo Bank, National Association and the Borrower. “Prohibited Transaction” means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code. “Property” means any real property owned or leased by the Borrower, any Subsidiary or any Unconsolidated Affiliate. “Public Affiliate” means a Person that is a Subsidiary or Unconsolidated Affiliate of the Borrower by virtue of the Borrower’s direct or indirect ownership of publicly traded securities of such Person “Qualified Institution” means one or more banks, finance companies, insurance or other financial institutions which (A) has (or, in the case of a bank which is a subsidiary, such bank’s parent has) a rating of its senior debt obligations of not less than BBB+ by S&P or Baal by Moody’s or a comparable rating by a rating agency reasonably acceptable to the Administrative Agent and (B) has total assets in excess of Ten Billion Dollars ($10,000,000,000). “Rating Agencies” means, collectively, S&P, Moody’s and Fitch. “Recipient” means the Administrative Agent and any Bank, as applicable. “Recourse” means, with reference to any obligation or liability, any liability or obligation that is not a Nonrecourse Obligation to the obligor thereunder, directly or indirectly. For purposes hereof, a Person shall not be deemed to be “indirectly” liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, provided that such Person is not otherwise legally liable, directly or indirectly, for such obligor’s liabilities or obligations (e.g. by reason of a guaranty or contribution obligation, by operation of law or by reason of such Person being a general partner of such obligor). A guaranty of Indebtedness by the Borrower or the General Partner (as distinguished from a Subsidiary) shall be Recourse, but a guaranty for completion of improvements by the Borrower or the General Partner shall be deemed to be without Recourse, unless and except to the extent of amounts due and payable under such guaranty that remain unpaid. “Register” has the meaning given that term in Section 12.04(c). “Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time, or any similar Law from time to time in effect.

- 25 - “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time, or any similar Law from time to time in effect. “Regulatory Change” means the occurrence after the date of this Agreement or, with respect to any Bank, such later date on which such Bank becomes a party to this Agreement, of (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority or (c) compliance by any Bank (or, for purposes of Section 3.06, by any lending office of such Bank or by such Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Regulatory Change,” regardless of the date enacted, adopted or issued, provided, however, that if the applicable Bank shall have implemented changes prior to the Closing Date in response to any such requests, rules, guidelines or directives, then the same shall not be deemed to be a Regulatory Change with respect to such Bank “REIT” means a “real estate investment trust,” as such term is defined in Section 856 of the Code. “Related Parties” has the meaning specified in Section 10.01. “Relevant Documents” has the meaning specified in Section 11.02. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Replacement Bank” has the meaning specified in Section 3.07. “Replacement Notice” has the meaning specified in Section 3.07. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived by the PBGC. “Required Banks” means, as of any date, Banks having more than 50% of the aggregate amount of the Commitments and the principal amount of the aggregate outstanding Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when there are two or more Banks (excluding Defaulting Lenders), the term “Required Banks” shall in no event mean less than two Banks. “Required Payment” has the meaning set forth in Section 10.12. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means (1) any dividend or other distribution, direct or indirect, on account of any Equity Interest of Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Equity Interests to the holders of that class; (2) any redemption,

- 26 - conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of Borrower or any of its Subsidiaries now or hereafter outstanding; and (3) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of Borrower or any of its Subsidiaries now or hereafter outstanding. “Revolver Credit Agreement” means that certain Second Amended and Restated Credit Agreement dated as of the date hereof by and among the Borrower, the banks party thereto, Wells Fargo Bank, National Association, as administrative agent, and the other parties thereto. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (including, without limitation, at the time of this agreement, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine, Cuba, Iran and North Korea). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation, OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, or other Governmental Authority with jurisdiction over the Borrower or any of its Subsidiaries, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) or (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s). “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, or other Governmental Authority with jurisdiction over any Bank, the Borrower or any of its Subsidiaries or Affiliates. “SEC” means the United States Securities and Exchange Commission. “SEC Filings” means the reports required to be delivered to, and other filings with, the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. “Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any property or, in the case of a Subsidiary of the Borrower that is an SPE, where the obligee or holder of such Indebtedness of such Subsidiary is the beneficiary of a Negative Pledge in respect of assets of such Subsidiary, and in the case of the Borrower, shall include (without duplication), the Borrower’s Ownership Share of the Secured Indebtedness of its Subsidiaries and Unconsolidated Affiliates (other than (x) Unconsolidated Affiliates that are Non-Real Estate Affiliates but are not Public Affiliates and (y) Public Affiliates). “Secured Indebtedness Adjustment” has the meaning set forth in Section 8.05. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

- 27 - “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Loan” means any Daily Simple SOFR Loan or Term SOFR Loan. “Solvency Certificate” means a certificate in substantially the form of EXHIBIT D, to be delivered by Borrower pursuant to the terms of this Agreement. “Solvent” means, when used with respect to any Person, that (1) the fair value of the property of such Person, on a going concern basis, is greater than the total amount of liabilities (including, without limitation, contingent liabilities) of such Person; (2) the present fair saleable value of the assets of such Person, on a going concern basis, is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured; (3) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; (4) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged; and (5) such Person has sufficient resources, provided that such resources are prudently utilized, to satisfy all of such Person’s obligations. Contingent liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors. “SPE” means, with respect to a Subsidiary, that such Subsidiary is subject to customary limitations in its organizational documents intended to make such Subsidiary a single purpose, bankruptcy remote entity. “Stock Holdings” means Investments in Persons that are not Unconsolidated Affiliates or Subsidiaries. “Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, for any calculation, a rate per annum equal to the greater of (a) the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator

- 28 - and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day and (b) the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan” means any Loan bearing interest at a rate based on Term SOFR. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Total Commitment” means an amount equal to the aggregate amount of all Commitments. For the avoidance of doubt, as of the Closing Date, the Total Commitment is One Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000). “Total Outstanding Indebtedness” means, without duplication, the sum of (a) all Indebtedness of the Borrower and (b) the Borrower’s Ownership Share of all Indebtedness of the Subsidiaries and the Unconsolidated Affiliates (other than (x) Unconsolidated Affiliates that are Non-Real Estate Affiliates but are not Public Affiliates and (y) Public Affiliates) of the Borrower. “Transition Property” means each Property (a) that the Borrower has determined to be in transition and has designated as a “Transition Property” in a Compliance Certificate delivered by the Borrower pursuant to Section 6.09(3) and (b) either (i) such Property was acquired by the Borrower or any of its Subsidiaries not earlier than the first day of the fiscal quarter to which such Compliance Certificate relates or (ii) the Administrative Agent has agreed in writing (acting reasonably) that such Property may be considered to be a “Transition Property,” based on the fact that the Property in question has been placed in service within the prior twelve (12) months or is being readied for redevelopment expected to commence within the next twelve (12) months (in either case as such 12-month period may be extended in the reasonable discretion of the Administrative Agent) or that the book value of the Property in question otherwise provides a more accurate valuation for the Property. “Type” with respect to any Loan, refers to whether such Loan is a Term SOFR Loan, a Daily Simple SOFR Loan or a Base Rate Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

- 29 - “Unconsolidated Affiliates” means, at any time, (1) Investments of the Borrower that are accounted for under the equity method in the General Partner’s Consolidated Financial Statements prepared in accordance with GAAP and (2) Investments of the Borrower in which the Borrower owns less than 50% of the Equity Interests and that are consolidated in the General Partner’s Consolidated Financial Statements prepared in accordance with GAAP. “Unencumbered Assets” means, collectively, all Properties, Unrestricted Cash and Cash Equivalents, notes and mortgage loans receivable, Capitalized Development Costs, publicly traded securities, other Stock Holdings, Unimproved Land and Forward Equity Contracts reflected in the General Partner’s Consolidated Financial Statements that satisfy all of the following applicable requirements: (a) in the case of a Property, such Property is owned in fee simple (it being acknowledged that ownership of the shares and proprietary lease related to a commercial cooperative unit on terms reasonably acceptable to the Administrative Agent will be deemed fee simple ownership), or leased under an Eligible Ground Lease, in whole directly by the Borrower, a Subsidiary or an Unconsolidated Affiliate; (b) neither such asset, nor if such asset is owned by a Subsidiary or Unconsolidated Affiliate, any of the Borrower’s direct or indirect ownership interest in such Subsidiary or Unconsolidated Affiliate, is subject to (i) any Lien other than Permitted Liens (but not Permitted Liens described in clause (i) or (j) of the definition of that term) or (ii) any Negative Pledge; (c) if such asset is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person or with the need to obtain such consent so long as the same may not be unreasonably withheld: (i) to create Liens on such asset as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such asset; provided that (x) this clause (c) shall not apply to a Property leased under an Eligible Ground Lease or to assets not owned by Wholly Owned Subsidiaries and (y) without limitation, a Property subject to a right of first refusal or offer or a prohibition on sale to a tenant’s competitor shall nevertheless satisfy this clause (c); and (d) in the case of a Property, such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other similar adverse physical or legal defects except for any of the foregoing that, individually or collectively, are not material to the long-term profitability of such Property in the manner in which it is currently being operated or are susceptible to remediation or cure in all material respects (which remediation or cure is being or at the appropriate time will be undertaken by the owner or lessee of such Property or such other Person as is legally responsible therefor). “Unencumbered Combined EBITDA” means that portion of Combined EBITDA attributable to Unencumbered Assets “Unencumbered Indebtedness Adjustment” has the meaning set forth in Section 8.04. “Unfunded Current Liability” of any Plan means the amount, if any, by which the actuarial present value of accumulated plan benefits as of the close of its most recent plan year, based upon the actuarial assumptions used by such Plan’s actuary in the most recent annual valuation of such Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code. “Unimproved Land” means land on which no development (other than improvements that are not material or are temporary in nature) has occurred. “Unrestricted Cash and Cash Equivalents” means cash and cash equivalents held by the Borrower and its Subsidiaries other than tenant deposits and other cash and cash equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way “Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness.

- 30 - “Unsecured Interest Expense” means, with respect to a Person for the four fiscal quarter period most recently ended, all Interest Expense of such Person for such period attributable to Unsecured Indebtedness. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2 and 12, in each case, such day is also a Banking Day. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 10.13(f)(ii)(B)(3). “Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than (x) in the case of a corporation, directors’ qualifying shares and (y) in the case of a Subsidiary which is qualified as a real estate investment trust, Equity Interests issued to not more than 125 separate Persons solely in order to satisfy the requirements for such qualification) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. “Withholding Agent” means any Loan Party and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and, except as otherwise provided herein, all financial data required to be delivered hereunder shall be prepared in accordance with GAAP. Notwithstanding the first sentence of this Section 1.02, all accounting terms, ratios and calculations shall be determined without giving effect to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) to the extent any lease (or similar arrangement conveying the right to use) would be required to be treated as a capital lease thereunder where such lease (or similar arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of the Accounting Standards Codification 842, provided that the Borrower shall provide to the Administrative Agent and the other Banks financial statements and other documents as reasonably requested by the Administrative Agent or any Bank setting forth a reconciliation between calculations of such ratio or requirement made in accordance with GAAP and made without giving effect to Accounting Standards Codification 842.

- 31 - SECTION 1.03. Computation of Time Periods. Except as otherwise provided herein, in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and words “to” and “until” each means “to but excluding”. SECTION 1.04. Rules of Construction. When used in this Agreement: (1) “or” is not exclusive; (2) a reference to a Law includes any amendment or modification to such Law; (3) a reference to a Person includes its permitted successors and permitted assigns; (4) except as provided otherwise, all references to the singular shall include the plural and vice versa; (5) except as provided in this Agreement, a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (6) all references to Articles or Sections shall be to Articles and Sections of this Agreement unless otherwise indicated; (7) all Exhibits to this Agreement shall be incorporated into this Agreement; and (8) unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary and a reference to an “Affiliate” means an Affiliate of the Borrower. SECTION 1.05. Specific Rule re: Public Affiliates and Unconsolidated Affiliates That Are Non-Real Estate Affiliates But Are Not Public Affiliates. For the avoidance of doubt, Public Affiliates and Unconsolidated Affiliates that are Non-Real Estate Affiliates but are not Public Affiliates are not to be included in the determination of Fixed Charges, Indebtedness, Interest Expense, Secured Indebtedness or Total Outstanding Indebtedness. SECTION 1.06. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definitions of “Daily Simple SOFR” or “Term SOFR” (or the definitions used in the definitions thereof). SECTION 1.07. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. ARTICLE II. THE LOANS SECTION 2.01. Loans. (a) Subject to the terms and conditions of this Agreement, the Banks agree to make loans to Borrower as provided in this Article II. (b) [Reserved]. (c) [Reserved]. (d) During the Availability Period, each Bank severally and not jointly agrees to make term loans to the Borrower in Dollars (each such loan by a Bank, a “Loan”), in an aggregate principal amount not to exceed such Bank’s Commitment. There shall be no more than four (4) separate borrowings of Loans and each borrowing shall be in an aggregate minimum amount in accordance with Section 2.04(a). Upon a Bank making its Loan, the Commitment of such Lender shall be permanently reduced by the principal amount of such Loan. Any portion of a Loan made under this Section 2.01(d) and repaid or prepaid may

- 32 - not be reborrowed. All undrawn Commitments shall terminate at 5:00 pm on the Availability Termination Date if not previously terminated pursuant to this Agreement. Loans may be Base Rate Loans, Daily Simple SOFR Loans or Term SOFR Loans, at the election of the Borrower and/or as further provided herein. (e) The obligations of the Banks under this Agreement are several and not joint, and no Bank shall be responsible for the failure of any other Bank to make any advance of a Loan to be made by such other Bank. However, the failure of any Bank to make any advance of each Loan to be made by it hereunder on the date specified therefor shall not relieve any other Bank of its obligation to make any advance of its Loans specified hereby to be made on such date. SECTION 2.02. [Reserved]. SECTION 2.03. [Reserved]. SECTION 2.04. Advances, Generally. Each borrowing of Loans shall be in an aggregate principal amount of at least Twenty-Five Million Dollars ($25,000,000) and in an integral multiple of Five Million Dollars ($5,000,000) (or if less, the amount of the remaining Total Commitment). Each advance shall be subject, in addition to the limitations and conditions applicable to advances of the Loans generally, to Administrative Agent’s receipt, on or immediately prior to the date the request for such advance is made, of a certificate from the officer requesting the advance certifying that Borrower is in compliance with all covenants enumerated in paragraphs 3(a) and 3(b) of Section 6.09 and containing covenant compliance calculations with respect to Sections 8.01 and 8.04 only, that include the proforma adjustments described below, which calculations shall demonstrate Borrower’s compliance with covenants on a proforma basis. In connection with each advance of Loan proceeds, the following proforma adjustments shall be made to the covenant compliance calculations required with respect to Sections 8.01 and 8.04 as of the end of the most recently ended calendar quarter for which financial results are required hereunder to have been reported by Borrower: (i) Total Outstanding Indebtedness and Unsecured Indebtedness shall be adjusted by adding thereto, respectively, all Indebtedness and Unsecured Indebtedness, respectively, that is incurred and/or repaid by Borrower in connection with such advance; (ii) Capitalization Value shall be adjusted by adding thereto the purchase price of any Property or Equity Interests (including capitalized acquisition costs determined in accordance with GAAP) and any appropriate value of other assets that would otherwise be included under the Capitalization Value definition that are acquired in connection with such advance; (iii) Capitalization Value of Unencumbered Assets shall be adjusted by adding thereto the purchase price of any Property or Equity Interest and any appropriate value of other assets that would otherwise be included under the Capitalization Value of Unencumbered Assets definition that are acquired in connection with such advance; and (iv) For purposes of Section 8.01(i) and Section 8.04(l)(i), Unrestricted Cash and Cash Equivalents shall be increased as appropriate and for purposes of Section 8.04(l)(ii), the Unencumbered Indebtedness Adjustment shall be increased as appropriate. SECTION 2.05. Procedures for Advances.

- 33 - (a) In the case of advances of Loans, Borrower shall submit to Administrative Agent a Notice of Borrowing, stating (1) the principal amount of the Loans requested, (2) the use of proceeds of such Loans, (3) the Type of the requested Loans and (4) if such Loans are to be Term SOFR Loans, the initial Interest Period for such Loans, no later than (x) in the case of advances of Base Rate Loans, 11:00 a.m. (New York time) on the date which is one (1) Banking Day prior to the date such advance is to be made, (y) in the case of advances of Term SOFR Loans, 11:00 a.m. (New York time) on the date which is three (3) Banking Days, prior to the date such advance is to be made and (z) in the case of advances of Daily Simple SOFR Loans, 9:00 a.m. on the date such advance is to be made. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. If the Borrower requests an advance of a Term SOFR Loan in any such Notice of Borrowing, but fails to specify an Interest Period, the Borrower will be deemed to have specified an Interest Period of one month. (b) Administrative Agent, upon its receipt and approval of the request for advance, will so notify the Banks. Not later than 11:30 a.m. (New York time) on the date of each advance, each Bank shall, through its Applicable Lending Office and subject to the conditions of this Agreement, make the amount to be advanced by it on such day available to Administrative Agent, at Administrative Agent’s Office and in immediately available funds for the account of Borrower. The amount so received by Administrative Agent shall, subject to the conditions of this Agreement, be made available to Borrower, in immediately available funds, by Administrative Agent’s wire of such amount to an account designated by Borrower in the Disbursement Instruction Agreement. SECTION 2.06. Interest Periods; Renewals. In the case of the Term SOFR Loans, Borrower shall select an Interest Period of any duration in accordance with the definition of “Interest Period”, subject to the following limitations: (1) no Interest Period may extend beyond the Maturity Date; (2) if an Interest Period would end on a day which is not a Banking Day, such Interest Period shall be extended to the next Banking Day, unless such Banking Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Banking Day; and (3) after giving effect to all advances of Loans, only ten (10) Interest Periods for all Loans may be outstanding at any one time. Upon notice to Administrative Agent as provided in Section 2.14, Borrower may Continue any Term SOFR Loan on the last day of the Interest Period of the same or different duration in accordance with the limitations provided above. SECTION 2.07. Interest. Borrower shall pay interest to Administrative Agent for the account of the applicable Bank on the outstanding and unpaid principal amount of the Loans, at a rate per annum as follows: (1) for Base Rate Loans at a rate equal to the Base Rate plus the Applicable Margin; (2) for Term SOFR Loans at a rate equal to the applicable Term SOFR plus the Applicable Margin; and (3) for Daily Simple SOFR Loans at a rate equal to the applicable Daily Simple SOFR plus the Applicable Margin. Any principal amount not paid when due (when scheduled, at acceleration or otherwise) shall bear interest thereafter, payable on demand, at the Default Rate. While any Event of Default exists, at the election of Required Banks, the Borrower shall pay interest on all Obligations at the applicable Default Rate; provided that if an Event of Default under Section 9.01(5) exists or if any of the Obligations have been accelerated by reason of an Event of Default, all Obligations shall bear interest at the applicable Default Rate. The interest rate on Base Rate Loans shall change when the Base Rate changes. Interest on Base Rate Loans and SOFR Loans shall not exceed the maximum amount permitted under Applicable Law. Interest shall be calculated for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan or Daily Simple SOFR Loan being Converted from a Term SOFR Loan, the date of Conversion of such Term SOFR Loan to such Base Rate Loan or Daily Simple SOFR Loan, as the case may be, shall be included, and the date of

- 34 - payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan or Daily Simple SOFR Loan being Converted to a Term SOFR Loan, the date of Conversion of such Base Rate Loan or Daily Simple SOFR Loan to such Term SOFR Loan, as the case may be, shall be excluded; provided, that if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan. Accrued interest shall be due and payable in arrears, (x) in the case of Base Rate Loans and Daily Simple SOFR Loans, on the first Banking Day of each calendar month and (y) in the case of Term SOFR Loans, at the expiration of the Interest Period applicable thereto, but no less frequently than once every three (3) months determined on the basis of the first (1st) day of the Interest Period applicable to the Loan in question; provided, however, that interest accruing at the Default Rate shall be due and payable on demand. The parties understand that during a Leverage Pricing Period the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Banks by the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period during a Leverage Pricing Period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Administrative Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Bank, within 5 Banking Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive for a period of one year following the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent’s or any Bank’s other rights under this Agreement. In connection with the use or administration of Daily Simple SOFR or Term SOFR, as applicable, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Banks of the effectiveness of any Conforming Changes in connection with the use or administration of Daily Simple SOFR or Term SOFR, as applicable. SECTION 2.08. Fees. (a) [Reserved]. (b) For the period from the date that is ninety (90) days after the Closing Date until the Availability Termination Date, the Borrower shall pay to the Administrative Agent for the account of each Bank in accordance with the amount of its Commitment Percentage, a per annum ticking fee equal to the daily aggregate amount of the Commitments available multiplied by a per annum rate equal to 0.15%. Such fee shall be computed on a daily basis and payable quarterly in arrears on (i) the first Banking Day of January, April, July and October of each year, commencing with the first such date to occur at least ninety (90) days after the Closing Date, (ii) the date of each reduction in the Commitments (but only on the amount of the reduction) and (iii) the Availability Termination Date. The Borrower acknowledges that such fee is a bona fide commitment/ticking fee and is intended as reasonable compensation to the Banks for committing to make funds available to the Borrower as described herein and for no other purposes.

- 35 - (c) The Borrower agrees to pay (i) the administrative and other fees of the Administrative Agent as provided in the applicable Fee Letter, (ii) the fees of the Lead Arrangers as provided in the applicable Fee Letters and (iii) the Administrative Agent such other fees as may be otherwise agreed in writing by the Borrower and the Administrative Agent from time to time. SECTION 2.09. Notes; Records. Except in the case of a Bank that has notified the Administrative Agent in writing that it elects not to receive a Note, the Loans made by each Bank under this Agreement shall, in addition to this Agreement, be evidenced by, and repaid with interest in accordance with, a promissory note of Borrower substantially in the form of EXHIBIT B duly completed and executed by Borrower, in a principal amount equal to such Bank’s Commitment and Loans, payable to such Bank for the account of its Applicable Lending Office (each such note, as the same may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time, including any substitute note pursuant to Section 3.07 or 12.04, a “Note”). The Loans shall mature, and all outstanding principal of and accrued interest and other Obligations relating to the Loans shall be paid in full, on the Maturity Date, as the same may be accelerated in accordance with this Agreement. The Loans made by each Bank shall be evidenced by one or more accounts or records maintained by such Bank and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Bank shall be conclusive (absent manifest error) of the amount of a Loan made by a Bank to Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Bank and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. SECTION 2.10. Prepayments. (a) Subject to the immediately following clause (b) and Section 3.05 hereof but otherwise without premium or penalty, Borrower may, upon at least one (1) Banking Day’s notice to Administrative Agent in the case of the Base Rate Loans and Daily Simple SOFR Loans, and at least three (3) Banking Days’ notice to Administrative Agent in the case of Term SOFR Loans, prepay Loans, in whole or in part, provided that (1) any partial prepayment under this Section shall be in integral multiples of One Million Dollars ($1,000,000); and (2) each prepayment under this Section shall include, at Administrative Agent’s option, all interest accrued on the amount of principal prepaid to (but excluding) the date of prepayment. (b) During the periods set forth below, the Borrower may only prepay the Loans, in whole or in part, at the prices (expressed as percentages of principal amount of the Loans to be prepaid) set forth below, plus accrued and unpaid interest, if any, to the date of prepayment: Period Percentage All times prior to the first anniversary of the Closing Date 102.00% On or after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date 101.00% All times on or after the second anniversary of the Closing Date 100.00% The Borrower acknowledges and agrees that the amount payable by it under this Section in connection with the prepayment of the Loans is a reasonable calculation of the Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from the prepayment of the Loans.

- 36 - SECTION 2.11. Method of Payment. Borrower shall make each payment under this Agreement and under the Notes not later than 1:00 p.m. (New York time) on the date when due in Dollars to Administrative Agent at Administrative Agent’s Office in immediately available funds, without condition or deduction for any counterclaim, defense, recoupment or setoff (each such payment made after such time on such due date to be deemed to have been made on the immediately following Banking Day). Borrower shall deliver federal reference number(s) evidencing the applicable wire transfer(s) to Administrative Agent as soon as available thereafter on such day. Subject to Section 9.03, Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to Administrative Agent the amounts payable by Borrower hereunder to which such payment is to be applied. Each payment received by Administrative Agent for the account of a Bank under this Agreement or any Note shall be paid to such Bank by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Bank to Administrative Agent from time to time, for the account of such Bank at the Applicable Lending Office of such Bank. Except to the extent provided in this Agreement, whenever any payment to be made under this Agreement or under the Notes is due on any day other than a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of the payment of interest and other fees, as the case may be. SECTION 2.12. Elections, Conversions or Continuation of Loans. Subject to the provisions of Article III and Sections 2.06 and 2.13, Borrower shall have the right to Elect to have all or a portion of any advance of Loans be Daily Simple SOFR Loans, Term SOFR Loans or Base Rate Loans, to Convert all or a portion of a Loan of one Type into a Loan of another Type, or to Continue Term SOFR Loans as Term SOFR Loans, at any time or from time to time, provided that: (1) Borrower shall give Administrative Agent notice of each such Election, Conversion or Continuation as provided in Section 2.14; and (2) a Term SOFR Loan may be Continued or Converted only on the last day of the applicable Interest Period for such Term SOFR Loan. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, the Administrative Agent, at the request of the Required Banks, may require, by notice to Borrower, that (i) no outstanding Loan may be converted to or continued as a Term SOFR Loan and (ii) unless repaid, each Loan shall be converted to a Base Rate Loan as of such date in the case of a Daily Simple SOFR Loan or at the end of the Interest Period applicable thereto in the case of a Term SOFR Loan. SECTION 2.13. Minimum Amounts. With respect to the Loans as a whole, each Election and each Conversion shall be in an amount at least equal to One Million Dollars ($1,000,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) or such lesser amount as shall be available or outstanding, as the case may be. SECTION 2.14. Certain Notices Regarding Elections, Conversions and Continuations of Loans. Notices by Borrower to Administrative Agent of Elections, Conversions and Continuations of SOFR Loans shall be irrevocable and shall be effective only if received by Administrative Agent not later than 11:00 a.m. (New York time) on the number of Banking Days prior to the date of the relevant Election, Conversion or Continuation specified below: Notice Number of Banking Days Prior Conversions into Base Rate Loans or Daily Simple SOFR Loans One (1) Elections of, Conversions into or Continuations as Term SOFR Loans Three (3) Promptly following its receipt of any such notice, Administrative Agent shall so advise the Banks. Each such notice of Election shall specify the portion of the amount of the advance that is to be Term SOFR Loans (subject to Section 2.13) and the duration of the Interest Period applicable thereto (subject to

- 37 - Section 2.06); each such notice of Conversion shall specify the Type of Loans to be Converted into a Loan of another Type; and each such notice of Conversion or Continuation shall specify the date of Conversion or Continuation (which shall be a Banking Day), the amount thereof (subject to Section 2.13) and, if applicable, the duration of the Interest Period applicable thereto (subject to Section 2.06). In the event that Borrower fails to Elect to have any portion of an advance of the Loans be Term SOFR Loans, the portion of such advance for which a Term SOFR Loan Election is not made shall constitute Base Rate Loans. In the event that Borrower fails to Continue Term SOFR Loans within the time period and as otherwise provided in this Section, such Term SOFR Loans will be automatically Continued as Term SOFR Loans on the last day of the then current applicable Interest Period for such Term SOFR Loans with an equivalent Interest Period. SECTION 2.15. Changes of Commitments. (a) At any time, Borrower shall have the right, without premium or penalty, to terminate any unused Commitments existing as of the date of such termination, in whole or in part, from time to time, provided that: (1) Borrower shall give notice of each such termination to Administrative Agent (which shall promptly notify each of the Banks) no later than 10:00 a.m. (New York time) on the date which is three (3) Banking Days prior to the effectiveness of such termination; (2) the Commitments of each of the Banks must be terminated (and, in the case of a partial termination, on a pro rata basis with respect to the other Commitments)) and simultaneously with those of the other Banks; and (3) each partial termination of the Commitments in the aggregate shall be in an integral multiple of One Million Dollars ($1,000,000). (b) Any Commitments terminated pursuant to this Section 2.15 may not be reinstated. (c) Unless a Default under Section 9.01(1) or 9.01(5) or an Event of Default has occurred and is continuing, Borrower, by written notice to Administrative Agent, may request on up to four (4) occasions during the term of this Agreement that the Loans (or, if prior to the Availability Termination Date, the Total Commitments) be increased (each, a “Loan Increase”), in each case, by an amount not less than Twenty-Five Million Dollars ($25,000,000) per request and not more than One Hundred Twenty-Five Million Dollars ($125,000,000) in the aggregate (such that the Total Commitments (if any) and the outstanding Loans after such increase shall never exceed Two Hundred Fifty Million Dollars ($250,000,000)); provided that for any such request (a) any Bank which is a party to this Agreement prior to such request for increase, at its sole discretion, may elect to increase its Commitments and/or Loans, as applicable, but shall not have any obligation to so increase its Commitments and/or Loans and (b) such request shall be accompanied by a certificate from the Borrower confirming that the representations and warranties of Borrower and each other Loan Party contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of the requested Loan Increase (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects as qualified therein) and except for changes in factual circumstances permitted hereunder). Administrative Agent, in consultation with Borrower, shall manage all aspects of the syndication of any Loan Increase, including decisions as to the selection of the existing Banks and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of the Loan Increase among such existing Banks and/or other banks, financial institutions and other institutional lenders. In the event that existing Banks or Persons that will become Banks commit to any such increase, the Total Commitments, the Commitments and/or the Loans, as applicable, of the committed Banks shall be increased, the Pro Rata Shares of the Banks shall be adjusted, new Notes shall be issued, Borrower shall make such borrowings and repayments as shall be necessary to effect the reallocation of the Commitments and Loans so that the Loans are held by the Banks in accordance with their Pro Rata Shares after giving effect to such increase, and other changes shall be made to the Loan Documents as may be necessary to reflect the aggregate amount, if any, by which Banks have agreed to

- 38 - increase their respective Commitments or make new Commitments or Loans in response to the Borrower’s request for a Loan Increase pursuant to this Section 2.15(c), in each case without the consent of the Banks other than those Banks increasing their Commitments or Loans, as the case may be. The fees payable by Borrower upon any such Loan Increase shall be agreed upon by the Lead Arrangers and Borrower at the time of such increase. Notwithstanding the foregoing, nothing in this Section 2.15(c) shall constitute or be deemed to constitute an agreement by any Bank to increase its Commitments or advance additional Loans hereunder. SECTION 2.16. [Reserved]. SECTION 2.17. [Reserved]. SECTION 2.18. Funds Transfer Disbursements. Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Banks or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement. ARTICLE III. YIELD PROTECTION; ILLEGALITY; ETC. SECTION 3.01. Additional Costs. Borrower shall pay directly to each Bank from time to time on demand such amounts as such Bank may reasonably determine to be necessary to compensate it for any increased costs which such Bank determines are attributable to its making, Continuing, Converting to, or maintaining a SOFR Loan, or its obligation to make, maintain, Continue or Convert to a SOFR Loan, or its obligation to Convert a Base Rate Loan to a SOFR Loan hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of its SOFR Loan or such obligations (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), in each case resulting from any Regulatory Change which: (1) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (2) (other than Regulation D or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on SOFR Loans is determined to the extent utilized when determining the Term SOFR for such Loans) imposes or modifies any reserve, special deposit, compulsory loan, insurance charge, liquidity, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any SOFR Loan or any deposits referred to in the definition of “Term SOFR”), or any commitment of such Bank (including such Bank’s Commitment hereunder); or (3) imposes any other condition, cost or expense (other than Taxes) affecting this Agreement or the Notes (or any of such extensions of credit or liabilities). Without limiting the effect of the provisions of the first paragraph of this Section, in the event that, by reason of any Regulatory Change, any Bank becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to Borrower (with a copy to Administrative Agent), the obligation of such Bank to permit Elections of, to Continue, or to

- 39 - Convert Base Rate Loans into, SOFR Loans shall be suspended (in which case the provisions of Section 3.04 shall be applicable) until such Regulatory Change ceases to be in effect. The obligations of Borrower under this Section shall survive the repayment of all amounts due under or in connection with any of the Loan Documents and the termination of the Commitments in respect of the period prior to such termination. Determinations and allocations by a Bank for purposes of this Section of the effect of any Regulatory Change pursuant to the preceding paragraphs of this Section, on its costs or rate of return of making, Continuing, Converting to, or maintaining its Loan or portions thereof or on amounts receivable by it in respect of its Loan or portions thereof or issuing, and the amounts required to compensate such Bank under this Section, shall be included in a calculation of such amounts given to Borrower and shall be conclusive absent manifest error. Notwithstanding anything contained in this Article III to the contrary, Borrower shall only be obligated to pay any amounts due under this Section 3.01 or under Section 3.06 if, and a Bank shall not exercise any right under this Section 3.01 or Sections 3.02, 3.03, 3.04 or 3.06 unless, the applicable Bank is generally imposing a similar charge on, or otherwise similarly enforcing its agreements with, its other similarly situated borrowers. In addition, Borrower shall not be obligated to compensate any Bank under any such provision for any amounts attributable to any period which is more than one (1) year prior to such Bank’s delivery of notice thereof to Borrower; provided that, if the circumstance giving rise to Borrower’s obligation to compensate any Bank under any such provision is retroactive, then such one-year period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 3.02. Alternate Rate of Interest. (a) Circumstances Affecting SOFR Availability. Anything herein to the contrary notwithstanding, if, on or prior to the determination of Daily Simple SOFR pursuant to the definition thereof or Term SOFR for any Interest Period: (i) Administrative Agent reasonably determines (which determination shall be conclusive, absent manifest error) that adequate and reasonable means do not exist for ascertaining Daily Simple SOFR pursuant to the definition thereof or Term SOFR for such Interest Period, as applicable; (ii) Administrative Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of Daily Simple SOFR or Term SOFR, as applicable, are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for SOFR Loans as provided herein; or (iii) Administrative Agent reasonably determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of “Daily Simple SOFR” or “Term SOFR”, as applicable, upon the basis of which the rate of interest for SOFR Loans for, with respect to Term SOFR Loans, such Interest Period is to be determined (without regard to the references to the Benchmark Replacement in such definition) do not adequately cover the cost to any Bank of making or maintaining such SOFR Loan for, with respect to Term SOFR Loans, such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Banks as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice no longer exist, any notice by the Borrower of Election, Conversion or Continuation that requests the Conversion of any Loan to, or Continuation of any Loan as, a SOFR Loan

- 40 - shall be ineffective, if the Borrower requests a Loan, such Loan shall be made or Continued as a Base Rate Loan. (b) Benchmark Replacement. (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Banking Day after the Administrative Agent has posted such proposed amendment to all affected Banks and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Banks comprising the Required Banks. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.02(b)(i) will occur prior to the applicable Benchmark Transition Start Date; (ii) Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Banks of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower and the Banks of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.02(b)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Bank (or group of Banks) pursuant to this Section 3.02(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.02(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a

- 41 - Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. SECTION 3.03. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain a SOFR Loan hereunder, to allow Elections or Continuations of a SOFR Loan or to Convert a Base Rate Loan into a SOFR Loan, then such Bank shall promptly notify Administrative Agent and Borrower thereof and such Bank’s obligation to make or maintain a SOFR Loan, or to permit Elections of, to Continue, or to Convert its Base Rate Loan into, a SOFR Loan shall be suspended (in which case the provisions of Section 3.04 shall be applicable) until such time as such Bank may again make and maintain a SOFR Loan. SECTION 3.04. Treatment of Affected Loans. If the obligations of any Bank to make or maintain a SOFR Loan, or to permit an Election of a SOFR Loan, to Continue its SOFR Loan, or to Convert its Base Rate Loan into a SOFR Loan, are suspended pursuant to Section 3.02 or 3.03 (each SOFR Loan so affected being herein called an “Affected Loan”), such Bank’s Affected Loan shall be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for the Affected Loan (or, in the case of a Conversion or conversion resulting from Section 3.03, on such earlier date as such Bank may specify to Borrower). To the extent that such Bank’s Affected Loan has been so Converted (or the interest rate thereon so converted), all payments and prepayments of principal which would otherwise be applied to such Bank’s Affected Loan shall be applied instead to its Base Rate Loan and such Bank shall have no obligation to Convert its Base Rate Loan into a SOFR Loan. SECTION 3.05. Certain Compensation. Other than in connection with a Conversion of an Affected Loan, Borrower shall pay to Administrative Agent for the account of the applicable Bank, upon the request of Administrative Agent which request includes a calculation of the amount(s) due, such amount or amounts as shall be sufficient (in the reasonable opinion of Administrative Agent) to compensate such Bank for any loss, cost or expense which such Bank reasonably determines is attributable to: (1) any payment or prepayment of a Term SOFR Loan made by such Bank, or any Conversion of a Term SOFR Loan made by such Bank, in any such case on a date other than the last day of an applicable Interest Period, whether by reason of acceleration, the exercise by Borrower of its rights under Section 3.07 or otherwise;

- 42 - (2) any failure by Borrower for any reason to Convert a Term SOFR Loan or a Base Rate Loan or to Continue a Term SOFR Loan, as the case may be, to be Converted or Continued by such Bank on the date specified therefor in the relevant notice under Section 2.14; (3) any failure by Borrower to borrow (or to qualify for a borrowing of) a Term SOFR Loan which would otherwise be made hereunder on the date specified in the relevant Election notice under Section 2.14 given or submitted by Borrower; or (4) any failure by Borrower to prepay a Term SOFR Loan on the date specified in a notice of prepayment. Without limiting the foregoing, such compensation shall include an amount equal to the present value (using as the discount rate an interest rate equal to the rate determined under (2) below) of the excess, if any, of (1) the amount of interest (less the Applicable Margin) which otherwise would have accrued on the principal amount so paid, prepaid, Converted or Continued (or not Converted, Continued or borrowed) for the period from the date of such payment, prepayment, Conversion or Continuation (or failure to Convert, Continue or borrow) to the last day of the then current applicable Interest Period (or, in the case of a failure to Convert, Continue or borrow, to the last day of the applicable Interest Period which would have commenced on the date specified therefor in the relevant notice) at the applicable rate of interest for the Term SOFR Loan provided for herein, over (2) the amount of interest (as reasonably determined by such Bank) based upon the interest rate which such Bank would have bid in the London interbank market for Dollar deposits, for amounts comparable to such principal amount and maturities comparable to such period. A determination of Administrative Agent as to the amounts payable pursuant to this Section shall be conclusive absent manifest error. The obligations of Borrower under this Section shall survive the repayment of all amounts due under or in connection with any of the Loan Documents and the termination of the Commitments in respect of the period prior to such termination. SECTION 3.06. Capital Adequacy. If any Bank shall have determined that, after the date hereof, due to any Regulatory Change or the adoption of, or any change in, any Applicable Law, rule or regulation regarding capital adequacy or liquidity requirements, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy or liquidity requirements (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank’s obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy and liquidity) by an amount deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to Administrative Agent), Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction. A certificate of any Bank claiming compensation under this Section, setting forth in reasonable detail the basis therefor, shall be conclusive absent manifest error. The obligations of Borrower under this Section shall survive the repayment of all amounts due under or in connection with any of the Loan Documents and the termination of the Commitments in respect of the period prior to such termination. SECTION 3.07. Substitution of Banks. If any Bank (an “Affected Bank”) (i) makes demand upon Borrower for (or if Borrower is otherwise required to pay) Additional Costs pursuant to Section 3.01, (ii) is unable to make or maintain a SOFR Loan as a result of a condition described in Section 3.03 or clause (2) of Section 3.02, (iii) has any increased costs as described in Section 3.06, (iv) requires the Borrower to pay any

- 43 - Indemnified Taxes or other amounts to such Bank or any Governmental Authority pursuant to Section 10.13 or (v) becomes a Defaulting Lender, Borrower may, within ninety (90) days of receipt of such demand or notice of the occurrence of an event described above in this Section 3.07) (provided such 90-day period shall be extended for an additional period of 60 days if Borrower shall have attempted during such 90-day period to secure a Replacement Bank (as defined below) and shall be diligently pursuing such attempt), give written notice (a “Replacement Notice”) to Administrative Agent and to each Bank of Borrower’s intention either (x) to prepay in full the Affected Bank’s Loans and to terminate the Affected Bank’s entire Commitment or (y) to replace the Affected Bank with another financial institution (the “Replacement Bank”) designated in such Replacement Notice. After its replacement, an Affected Bank shall remain entitled to the benefits of Sections 3.01, 3.06, 10.13 and 12.03 in respect of the period prior to its replacement. SECTION 3.08. Obligation of Banks to Mitigate. Each Bank agrees that, as promptly as practicable after such Bank has actual knowledge of the occurrence of an event or the existence of a condition that would cause such Bank to become an Affected Bank or that would entitle such Bank to receive payments under Sections 3.01, 3.02, 3.03, 3.06 or 10.13, it will, to the extent not inconsistent with any applicable legal or regulatory restrictions, use reasonable efforts at the cost and expense of the Borrower to (i) make, issue, fund, or maintain the Commitment of such Bank or the affected Loans of such Bank through another lending office of such Bank, or (ii) assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if as a result thereof the circumstances that would cause such Bank to be an Affected Bank would cease to exist or the additional amounts that would otherwise be required to be paid to such Bank pursuant to Sections 3.01, 3.02, 3.03, 3.06 or 10.13 would be reduced and if, as reasonably determined by such Bank in its sole discretion, the making, issuing, funding, or maintaining of such Commitment or Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Commitment or Loans or would not be otherwise disadvantageous to the interests of such Bank. ARTICLE IV. CONDITIONS PRECEDENT SECTION 4.01. Conditions Precedent to the Loans. The obligations of the Banks hereunder are subject to the condition precedent that Administrative Agent shall have received each of the following documents, and each of the following requirements shall have been fulfilled: (1) Fees and Expenses. The payment of all fees and expenses owed to or incurred by Administrative Agent and Lead Arrangers (including, without limitation, the reasonable fees and expenses of legal counsel of Administrative Agent), and the payment of all fees owed to the Banks, in each case, in connection with the origination of the Loans; (2) Notes. Notes for each Bank (excluding any Bank that has notified the Administrative Agent that it elects not to receive Notes), each duly executed by Borrower; (3) Certificates of Limited Partnership/Trust. A copy of the Certificate of Limited Partnership for Borrower and a copy of the articles of trust of General Partner, each certified by the appropriate Secretary of State or equivalent state official; (4) Agreements of Limited Partnership/Bylaws. A copy of the Agreement of Limited Partnership for Borrower and a copy of the bylaws of General Partner, including all amendments thereto, each certified by the Secretary or an Assistant Secretary of General Partner as being in full force and effect on the Closing Date;

- 44 - (5) Good Standing Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the states where Borrower and General Partner are organized, dated as of the most recent practicable date, showing the good standing or partnership qualification of Borrower and General Partner; (6) Foreign Qualification Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the state where Borrower and General Partner maintain their principal places of business (if different from its respective state of formation) dated as of the most recent practicable date, showing the qualification to transact business in such state as a foreign limited partnership or foreign trust, as the case may be, for Borrower and General Partner; (7) Resolutions. A copy of a resolution or resolutions adopted by the Board of Trustees of General Partner, certified by the Secretary or an Assistant Secretary of General Partner as being in full force and effect on the Closing Date, authorizing the Loans provided for herein and the execution, delivery and performance of the Loan Documents to be executed and delivered by General Partner hereunder on behalf Borrower; (8) Incumbency Certificate. A certificate, signed by the Secretary or an Assistant Secretary of General Partner and dated the Closing Date, as to the incumbency, and containing the specimen signature or signatures, of the Persons authorized to execute and deliver the Loan Documents to be executed and delivered by it and Borrower hereunder; (9) Solvency Certificate. A Solvency Certificate, duly executed, from Borrower; (10) Opinion of Counsel for Borrower. Favorable opinions, dated as of the Closing Date, from counsels for Borrower and General Partner addressed to the Administrative Agent and the Banks, as to such matters as Administrative Agent may reasonably request; (11) Disbursement Instruction Agreement. Solely to the extent there will be an advance on the Closing Date, the Disbursement Instruction Agreement, duly executed by Borrower; (12) Certificate. The following statements shall be true and Administrative Agent shall have received a certificate dated as of the Closing Date signed by a duly authorized signatory of Borrower stating, to the best of the certifying party’s knowledge, the following: (a) All representations and warranties contained in this Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the Closing Date as though made on and as of such date (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects as qualified therein) and except for changes in factual circumstances permitted hereunder); (b) No Default or Event of Default has occurred and is continuing; (c) No litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (A) result in a Material Adverse Change or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of Borrower to fulfill its obligations under the Loan Documents to which it is a party; and

- 45 - (d) Borrower has received all approvals, consents and waivers, and have made or given all necessary filings and notices, as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Law or (B) any agreement, document or instrument to which Borrower is a party or by which Borrower or its properties is bound; (13) Compliance Certificate. A certificate of the sort required by paragraph (3) of Section 6.09 calculated on a pro forma basis as of the quarter ending September 30, 2025, adjusted to reflect any net change in Indebtedness and in Unrestricted Cash and Cash Equivalents and as otherwise may reasonably be required to reflect balances as of the Closing Date; (14) Insurance. Evidence of the insurance described in Section 5.17; (15) KYC Information. The Administrative Agent and the Banks shall have received all documentation and other information about the Borrower as shall have been reasonably requested by the Administrative Agent or such Bank that it shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, including without limitation, the Patriot Act. (16) Side Letter. The Pro Rata Side Letter, duly executed by the Borrower, the Administrative Agent and Wells Fargo Bank, National Association. SECTION 4.02. Conditions Precedent to All Advances . In addition to satisfaction or waiver of the conditions precedent contained in Section 4.01, the obligation of each Bank to make any Loan shall be subject to satisfaction of the following conditions precedent: (1) No Default or Event of Default shall have occurred and be continuing; (2) Each of the representations and warranties of Borrower and the other Loan Parties contained in this Agreement and in each of the other Loan Documents shall be true and correct in all material respects as of the date of the advance, issuance, renewal or increase (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects as qualified therein) and except for changes in factual circumstances permitted hereunder); and (3) Administrative Agent shall have received a request for such Loan in accordance with Section 2.05. SECTION 4.03. Deemed Representations. Each request by Borrower for, and acceptance by Borrower of, an advance of proceeds of the Loans shall constitute a representation and warranty by Borrower that, as of both the date of such request and the date of such advance (1) no Default or Event of Default has occurred and is continuing as of the date of such advance, issuance, renewal or increase, and (2) each of the representations and warranties by Borrower contained in this Agreement and in each of the other Loan Documents is true and correct in all material respects on and as of such date with the same effect as if made on and as of such date (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects as qualified therein) and except for changes in factual circumstances permitted hereunder).

- 46 - ARTICLE V. REPRESENTATIONS AND WARRANTIES Borrower represents and warrants to Administrative Agent and each Bank as follows: SECTION 5.01. Existence. Borrower is a limited partnership duly organized and existing under the laws of the State of Delaware, with its principal executive office in the State of New York, and is duly qualified as a foreign limited partnership, properly licensed, in good standing and has all requisite authority to conduct its business in each jurisdiction in which it owns properties or conducts business except where the failure to be so qualified or to obtain such authority would not constitute a Material Adverse Change. Each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which it owns property or conducts business, except where the failure to be so qualified or to obtain such authority would not constitute a Material Adverse Change. General Partner is a REIT duly organized and existing under the laws of the State of Maryland, with its principal executive office in the State of New York, is duly qualified as a foreign corporation or trust and properly licensed and in good standing in each jurisdiction where the failure to qualify or be licensed would constitute a Material Adverse Change. As of the Closing Date, the common shares of beneficial interest of General Partner are listed on the New York Stock Exchange. SECTION 5.02. Corporate/Partnership Powers. The execution, delivery and performance of this Agreement and the other Loan Documents required to be delivered by Borrower and the other Loan Parties hereunder are within the partnership or other authority of Borrower or such Loan Party, as applicable, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational documents of such entity, or any instrument or agreement to which Borrower, any other Loan Party or General Partner is a party or by which Borrower, any other Loan Party or General Partner or any of their respective assets may be bound or affected (which conflict with any such instrument or agreement would likely cause a Material Adverse Change to occur). SECTION 5.03. Power of Officers. The officers of General Partner executing the Loan Documents required to be delivered by it on behalf of Borrower hereunder and the officers or other representatives of the other Loan Parties executing the Loan Documents required to be delivered by such Loan Parties hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such Loan Document was executed. SECTION 5.04. Power and Authority; No Conflicts; Compliance With Laws. The execution and delivery of, and the performance of the obligations required to be performed by Borrower and the other Loan Parties under, the Loan Documents do not and will not (a) violate any provision of, or, except for those which have been made or obtained, require any filing (other than SEC disclosure filings), registration, consent or approval under, any Law (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, except for such violations, or filings, registrations, consents and approvals which if not done or obtained would not likely cause a Material Adverse Change to occur, (b) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it may be a party or by which it or its properties may be bound or affected except for consents which have been obtained or which if not obtained are not likely to cause a Material Adverse Change to occur, (c) result in, or require, the creation or imposition of any Lien, upon or with respect to any of its properties now owned or hereafter acquired which would likely cause a Material Adverse Change to occur, or (d) cause it to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument which would likely cause a Material Adverse Change to occur; to the best of its knowledge, Borrower and its Subsidiaries are in compliance with all Laws applicable to it and its respective properties where the failure to be in compliance would cause a Material Adverse Change to occur.

- 47 - SECTION 5.05. Legal Enforceable Agreements. Each Loan Document to which Borrower or another Loan Party is party is a legal, valid and binding obligation of Borrower or such other Loan Party, as applicable, enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally, as well as general principles of equity. SECTION 5.06. Litigation. Except as disclosed in General Partner’s publicly filed SEC Filings existing as of the Closing Date, there are no investigations, actions, suits or proceedings pending or, to its knowledge, threatened against Borrower, General Partner or any of their Affiliates before any court or arbitrator or any Governmental Authority reasonably likely to (i) have a material effect on Borrower’s ability to repay the Loans, (ii) result in a Material Adverse Change, or (iii) affect the validity or enforceability of any Loan Document. SECTION 5.07. Good Title to Properties; Liens. Borrower and each Subsidiary have good, marketable and legal title to all of the properties and assets each of them purports to own (including, without limitation, those reflected in financial statements referred to in Section 5.15 and only with exceptions which do not materially detract from the value of such property or assets or the use thereof in the Loan Parties’ and each Affiliate’s businesses, and except to the extent that any such properties and assets have been encumbered or disposed of since the date of such financial statements without violating any of the covenants contained in Article VII or elsewhere in this Agreement) and except where failure to comply with the foregoing would likely result in a Material Adverse Change. The Borrower and its Subsidiaries enjoy peaceful and undisturbed possession of all leased property under leases which are valid and subsisting and are in full force and effect, except to the extent that the failure to be so would not likely result in a Material Adverse Change. SECTION 5.08. Taxes. Borrower, the other Loan Parties and General Partner have filed all tax returns (federal, state and local) required to be filed and have paid all taxes, assessments and governmental charges and levies due and payable without the imposition of a penalty, including interest and penalties, except to the extent they are the subject of a Good Faith Contest or where the failure to comply with the foregoing would not likely result in a Material Adverse Change. SECTION 5.09. ERISA. To the knowledge of Borrower, each Plan is in compliance in all material respects with its terms and all applicable provisions of ERISA and the Code. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan that, assuming the taxable period of the transaction expired as of the date hereof, could subject Borrower, General Partner or any ERISA Affiliate to a tax or penalty imposed under Section 4975 of the Code or Section 502(i) of ERISA in an amount that is in excess of $250,000; no Reportable Event has occurred with respect to any Plan within the last six (6) years; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated within the past five (5) years; Borrower is not aware of any circumstances which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; Borrower, General Partner and the ERISA Affiliates have met the minimum funding requirements of Section 412 of the Code and Section 302 of ERISA of each with respect to the Plans of each and except as disclosed in the General Partner’s Consolidated Financial Statements there was no Unfunded Current Liability with respect to any Plan established or maintained by each as of the last day of the most recent plan year of each Plan; and Borrower, General Partner and the ERISA Affiliates have not incurred any liability to the PBGC under ERISA (other than for the payment of premiums under Section 4007 of ERISA) which is due and payable for more than 45 days and has not been reserved against. Assuming that no portion of the assets used by Bank Parties in connection with the transactions contemplated by the Loan and the Loan Documents constitute assets of a “benefit plan investor” (as defined in Section 3(42) of ERISA) with respect to which Borrower, Guarantor or any ERISA Affiliate is a “party in interest” (as defined in Section 3(14) of ERISA), none of the assets of

- 48 - Borrower, General Partner or any ERISA Affiliate under this Agreement constitute “plan assets” of any “employee benefit plan” within the meaning of ERISA or of any “plan” within the meaning of Section 4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the U.S. Department of Labor in rules, regulations, releases or bulletins or as interpreted under applicable case law. SECTION 5.10. No Default on Outstanding Judgments or Orders. Borrower or any of its Subsidiaries have satisfied all judgments which are not being appealed and are not in default with respect to any rule or regulation or any judgment, order, writ, injunction or decree applicable to Borrower or any of its Subsidiaries, of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign, in each case which failure to satisfy or which being in default is likely to result in a Material Adverse Change. SECTION 5.11. No Defaults on Other Agreements. Except as disclosed to the Bank Parties in writing prior to the Closing Date or as disclosed in General Partner’s publicly filed SEC Filings existing as of the Closing Date, none of Borrower or any of its Subsidiaries, to the best of Borrower’s knowledge, is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any partnership, trust or other restriction which is likely to result in a Material Adverse Change. To the best of Borrower’s knowledge, none of Borrower or any of its Subsidiaries is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which is likely to result in a Material Adverse Change. SECTION 5.12. Government Regulation. None of Borrower, General Partner or any Subsidiary is subject to regulation under the Investment Company Act of 1940. SECTION 5.13. Environmental Protection. To Borrower’s knowledge, except as disclosed in General Partner’s publicly filed SEC Filings existing as of the Closing Date, none of the properties of Borrower, any other Loan Party or General Partner contains any Hazardous Materials that, under any Environmental Law currently in effect, (1) would impose liability on Borrower or any Subsidiary that is likely to result in a Material Adverse Change, or (2) is likely to result in the imposition of a Lien on any assets of Borrower or any Subsidiary that is likely to result in a Material Adverse Change. To Borrower’s knowledge, neither it nor any Subsidiaries are in violation of, or subject to any existing, pending or threatened investigation or proceeding by any Governmental Authority under any Environmental Law that is likely to result in a Material Adverse Change. SECTION 5.14. Solvency. Borrower and the other Loan Parties are, and upon consummation of the transactions contemplated by this Agreement, the other Loan Documents and any other documents, instruments or agreements relating thereto, will be, Solvent. SECTION 5.15. Financial Statements. The audited and unaudited financial statements delivered pursuant to Section 4.01 are complete and correct in all material respects and fairly present on a consolidated basis the assets, liabilities and financial position of the Borrower and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements and the absence of footnotes from unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. SECTION 5.16. [Reserved]. SECTION 5.17. Insurance. Each of Borrower and each of its Subsidiaries has in force paid insurance with financially sound and reputable insurance companies or associations in such amounts and covering such

- 49 - risks substantially similar to that usually carried by companies engaged in the same or a similar business and similarly situated. SECTION 5.18. Accuracy of Information; Full Disclosure. Neither this Agreement nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of Borrower to Administrative Agent or any Bank in connection with the negotiation of this Agreement or the consummation of the transactions contemplated hereby, required herein to be furnished by or on behalf of Borrower (other than projections which are made by Borrower in good faith) or certified as being true and correct by or on behalf of the Borrower to the Administrative Agent or any Bank in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so certified) contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading in any material respect; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact which Borrower has not disclosed to Administrative Agent and the Banks in writing or that is not disclosed in General Partner’s publicly filed SEC Filings that materially affects adversely or, so far as Borrower can now reasonably foresee, will materially affect adversely the business or financial condition of Borrower or the ability of Borrower to perform this Agreement and the other Loan Documents. SECTION 5.19. Use of Proceeds. All proceeds of the Loans will be used by Borrower to finance pre- development costs, development costs, acquisitions, working capital, equity investments, debt investments, capital expenditures, repayment of Indebtedness, to pay fees and expenses incurred in connection with this Agreement and for other general corporate purposes. Neither the making of any Loan nor the use of the proceeds thereof nor any other extension of credit hereunder will violate the provisions of Regulations T, U, or X of the Federal Reserve Board. SECTION 5.20. Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect, those which, if not made or obtained, would not likely result in a Material Adverse Change and those which will be made in due course as SEC disclosure filings. SECTION 5.21. Principal Offices. As of the Closing Date, the principal office, chief executive office and principal place of business of Borrower is 12 East 49th Street, 44th Floor, New York, New York 10017. SECTION 5.22. General Partner Status. General Partner is qualified and General Partner intends to continue to qualify as a REIT. (1) As of the date hereof, the General Partner owns no assets other than (i) ownership interests in Borrower, (ii) assets the General Partner is permitted to own under the Borrower’s Agreement of Limited Partnership and (iii) as disclosed on SCHEDULE 5.22(1) attached hereto. (2) The General Partner is neither the borrower nor guarantor of any Indebtedness. SECTION 5.23. Labor Matters. As of the Closing Date, there are no collective bargaining agreements or Multiemployer Plans covering the employees of Borrower, General Partner, or any ERISA Affiliate. Neither Borrower, General Partner, nor any ERISA Affiliate has suffered any strikes, walkouts, work

- 50 - stoppages or other material labor difficulty within the last five years which would likely result in a Material Adverse Change. SECTION 5.24. Organizational Documents. The documents delivered pursuant to Section 4.01(3) and (4) constitute, as of the Closing Date, all of the organizational documents of the Borrower, the other Loan Parties and General Partner. Borrower represents that it has delivered to Administrative Agent true, correct and complete copies of each such documents. General Partner is the general partner of the Borrower. General Partner holds (directly or indirectly) not less than ninety percent (90%) of the ownership interests in Borrower as of the Closing Date. SECTION 5.25. Existing Indebtedness. As of the Closing Date, a complete and correct listing of all Indebtedness (including all guarantees of Indebtedness) of Borrower and its Subsidiaries is set forth on SCHEDULE 5.25 hereto, and if such Indebtedness is secured by any Lien, a description of all of the property subject to such Lien. SECTION 5.26. Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (a) None of (i) the General Partner, the Borrower, any Subsidiary, any of their respective directors and officers acting on behalf of the Borrower or any Subsidiary with respect to this Agreement or any other Loan Document, or, to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers or Affiliates, or (ii) to the knowledge of the Borrower, any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) is controlled by or is acting on behalf of a Sanctioned Person, (C) has its assets located in a Sanctioned Country, (D) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (E) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (b) Each of the Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the General Partner, the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (c) Each of the General Partner, the Borrower and its Subsidiaries, each director, officer, and to the knowledge of Borrower, employee, agent and Affiliate of Borrower and each such Subsidiary, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws in all material respects and applicable Sanctions. (d) No proceeds of any Loan have been used, directly or indirectly, by the Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 7.06 SECTION 5.27. Affected Financial Institution. Neither the Borrower nor any of its Subsidiaries is an Affected Financial Institution. SECTION 5.28. Beneficial Ownership Certification. As of the Closing Date, all information included in the Beneficial Ownership Certification is true and correct to the knowledge of the officer of the General Partner that executes such certification.

- 51 - ARTICLE VI. AFFIRMATIVE COVENANTS So long as any of the Loans shall remain unpaid or any Commitments remain in effect, or any other amount is owing by Borrower to any Bank hereunder or under any other Loan Document, Borrower shall: SECTION 6.01. Maintenance of Existence. Preserve and maintain, and cause each Subsidiary to preserve and maintain, its legal existence and, if applicable, good standing in its jurisdiction of organization and, if applicable, qualify and remain qualified as a foreign entity in each jurisdiction in which such qualification is required, except to the extent that failure to so qualify would not likely result in a Material Adverse Change. SECTION 6.02. Maintenance of Records. Keep adequate records and books of account, in which entries will be made in accordance with GAAP in all material respects, except as disclosed in Borrower’s financial statements, reflecting all of its financial transactions. SECTION 6.03. Maintenance of Insurance. At all times, maintain and keep in force, and cause each of its Subsidiaries to maintain and keep in force, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibles from coverage thereof. SECTION 6.04. Compliance With Laws; Payment of Taxes. Comply, and cause each Subsidiary to comply, in all material respects with all Laws applicable to it or to any of its properties or any part thereof, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon any of its property, except to the extent they are the subject of a Good Faith Contest or the failure to so comply would not cause a Material Adverse Change. The Borrower will maintain in effect and enforce policies and procedures designed to attain compliance by the General Partner, the Borrower, its Subsidiaries and their respective directors, trustees, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 6.05. Right of Inspection. At any reasonable time and from time to time upon reasonable notice, but not more frequently than twice in any 12-month period provided that no Event of Default shall have occurred and be continuing, permit, and cause each Subsidiary to permit, Administrative Agent or any Bank or any agent or representative thereof (provided that, at Borrower’s request, Administrative Agent or such Bank, or such representative, must be accompanied by a representative of Borrower), to examine and make copies and abstracts from the records and books of account of, and visit the properties of, Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with the independent accountants of the General Partner. The request by any Bank or agent or representative thereof for such an inspection shall be made to the Administrative Agent and the Administrative Agent promptly shall notify all the Banks of such request (or if the Administrative Agent shall have requested the same on its behalf, the Administrative Agent shall notify all the Banks thereof) and any Bank that shall so desire may accompany Administrative Agent or such Bank, or such representative on such examination. SECTION 6.06. Compliance with Environmental Laws. Comply in all material respects with all applicable Environmental Laws and immediately pay or cause to be paid all costs and expenses incurred in connection with such compliance, except to the extent there is a Good Faith Contest or the failure to so comply would not likely cause a Material Adverse Change. Nothing in this Section shall impose any obligation or liability whatsoever on Administrative Agent or any Bank. SECTION 6.07. Payment of Costs. Pay all fees and expenses of the Administrative Agent required by this Agreement.

- 52 - SECTION 6.08. Maintenance of Properties. Do all things reasonably necessary to maintain, preserve, protect and keep its and its Subsidiaries’ properties in good repair, working order and condition except where the failure to do so would not result in a Material Adverse Change. SECTION 6.09. Reporting and Miscellaneous Document Requirements. Furnish to Administrative Agent (which shall promptly distribute to each of the Banks): (1) Annual Financial Statements. As soon as available and in any event within ninety- five (95) days after the end of each Fiscal Year (commencing with the fiscal year ending December 31, 2025), the General Partner’s Consolidated Financial Statements as of the end of and for such Fiscal Year, such financial statements to be certified by the General Partner’s chief executive officer or chief financial officer and audited by General Partner’s Auditors; (2) Quarterly Financial Statements. As soon as available and in any event within fifty (50) days after the end of each calendar quarter (commencing with the calendar quarter ending March 31, 2026 and other than the last quarter of the Fiscal Year), the unaudited General Partner’s Consolidated Financial Statements as of the end of and for such calendar quarter, such quarterly statements to be certified by the General Partner’s chief executive officer or chief financial officer and reviewed by General Partner’s Auditors; (3) Certificate of No Default and Financial Compliance. Within fifty (50) days after the end of each of the first three quarters of each Fiscal Year and within ninety-five (95) days after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2025), a certificate substantially in the form of EXHIBIT H (a “Compliance Certificate”) of the chief financial officer or other appropriate financial officer of General Partner (a) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, specifying the nature thereof and the action which is being taken with respect thereto; (b) stating that the covenants contained in Article VIII have been complied with (or specifying those that have not been complied with) and including computations demonstrating such compliance (or non-compliance); (c) setting forth all items comprising Total Outstanding Indebtedness (including amount, maturity, interest rate and amortization requirements), Capitalization Value, Capitalization Value of Unencumbered Assets, Secured Indebtedness, Combined EBITDA, Unencumbered Combined EBITDA, Interest Expense, Unsecured Interest Expense and Unsecured Indebtedness; and (d) only at the end of each Fiscal Year an estimate of Borrower’s taxable income. Each Compliance Certificate shall be accompanied by (x) a statement of Funds from Operations (to the extent not included in the General Partner’s form 10-K or 10-Q); and (y) a report of newly acquired Properties, including their NOI, costs and mortgage debt, if any; (4) Certificate of General Partner’s Auditors. Within ninety-five (95) days after the end of each Fiscal Year, a report with respect thereto of General Partner’s Auditors, which report shall not be subject to (i) any “going concern” qualification or exception or (ii) any qualification or exception as to the scope of such audit, and shall state that such financial statements fairly present the consolidated financial position of each of the General Partner and its Subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods indicated, in conformity with GAAP applied on a basis consistent with prior years (except for changes which shall have been disclosed in the notes to the financial statements); (5) Notice of Litigation. Promptly after the commencement and knowledge thereof, notice of all (i) actions, suits, and proceedings before any court or arbitrator, (ii) judgments, or (iii) investigations by any Governmental Authority affecting the General Partner or Borrower which, if

- 53 - determined adversely to the General Partner or Borrower is likely to result in a Material Adverse Change and which would be required to be reported in the General Partner’s SEC Filings; (6) Notice of ERISA Events. Promptly after the occurrence thereof, notice of any action or event described in clauses (b) through (e) of Section 9.01(7) (assuming for purposes of this clause (6) only that each reference in Section 9.01(7) to $20,000,000 were instead a reference to $10,000,000); (7) Notices of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after Borrower becomes aware of the occurrence of a material Default or any Event of Default a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken with respect thereto; (8) Sales or Acquisitions of Assets. Promptly after the occurrence thereof, written notice of any Disposition or acquisition of an individual asset (other than acquisitions or Dispositions of investments such as certificates of deposit, Treasury securities and money market deposits in the ordinary course of Borrower’s cash management) in excess of Three Hundred Million Dollars ($300,000,000) and, in the case of any acquisition of such an asset, within ten (10) Banking Days after Administrative Agent’s request, copies of the agreements governing the acquisition and historical financial information and Borrower’s summary analysis with respect to the property acquired; (9) Material Adverse Change. As soon as is practicable and in any event within five (5) days after knowledge of the occurrence of any event or circumstance which is likely to result in or has resulted in a Material Adverse Change and which would be required to be reported in the General Partner’s SEC Filings, written notice thereof; (10) Bankruptcy of Tenants. Promptly after becoming aware of the same, written notice of the bankruptcy, insolvency or cessation of operations of any tenant in any Property of Borrower or any Subsidiary or in which Borrower or any Subsidiary has an interest to which four percent (4%) or more of aggregate annual minimum rent payable to Borrower directly or through its Subsidiaries is attributable; (11) Offices. Thirty (30) days’ prior written notice of any change in the principal executive office of Borrower; (12) Environmental and Other Notices. As soon as possible and in any event within thirty (30) days after receipt, copies of all Environmental Notices received by Borrower or any Subsidiary which are not received in the ordinary course of business and which relate to a previously undisclosed situation which is likely to result in a Material Adverse Change; (13) Insurance Coverage. Promptly, such information concerning insurance coverage of Borrower and its Subsidiaries as Administrative Agent may reasonably request; (14) Proxy Statements, Etc. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which Borrower or General Partner sends to its respective shareholders, and copies of all regular, periodic and special reports, and all registration statements, which Borrower or General Partner files with the SEC or any Governmental Authority which may be substituted therefor, or with any national securities exchange;

- 54 - (15) Capital Expenditures. If reasonably requested by the Administrative Agent, a schedule of such Fiscal Year’s capital expenditures and a budget for the next Fiscal Year’s planned capital expenditures for Borrower and each Subsidiary; (16) Change in Credit Rating. Within two (2) Banking Days after receipt by General Partner or Borrower of notice of any change in the Credit Rating, written notice of such change; and (17) General Information. Promptly, such other information respecting the condition or operations, financial or otherwise, of the General Partner, of Borrower or any properties of Borrower. SECTION 6.10. Business. Engage, and cause its Subsidiaries to engage, primarily in the business of acquiring, owning, redeveloping, developing, leasing, operating, maintaining and managing retail properties, mixed use properties with a retail component, vacant or improved property for development as retail or mixed use property and other similar real property, including direct or indirect interests therein and equity and debt investments in companies which have interests therein, together with business activities reasonably related thereto. SECTION 6.11. Guarantors. If (a) any Subsidiary guarantees, or otherwise becomes obligated in respect of, any Indebtedness of which General Partner, Borrower or any other Subsidiary is the primary obligor (other than an Excluded Subsidiary guaranteeing or otherwise becoming obligated in respect of the Indebtedness of another Excluded Subsidiary) or (b) any Subsidiary that owns an Unencumbered Asset or other asset the value of which is included in the determination of Capitalization Value of Unencumbered Assets (it being acknowledged that Borrower may elect to exclude the assets of any Subsidiary that is an SPE in making such determination in which event such Subsidiary will not be required to become a Guarantor) has incurred, acquired or suffered to exist any Indebtedness that is Recourse to such Subsidiary, then, within 5 Banking Days thereof, deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (1) Accession Agreement. An Accession Agreement (or if the Guaranty is not then in effect, a Guaranty); (2) Certified Organizational Documents. The certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational document (if any) for such Subsidiary, certified as of a recent date by the appropriate Secretary of State or equivalent state official; (3) Governing Documents. A copy of such Subsidiary’s by-laws, if a corporation, operating agreement, if a limited liability company, partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity or other comparable organizational instrument (if any), including all amendments thereto, certified by the Secretary or an Assistant Secretary (or other individual performing similar functions) of such Subsidiary, as being in full force and effect; (4) Good Standing Certificates. A certificate from the Secretary of State or equivalent state official of the state where such Subsidiary is organized, dated as of a recent date, evidencing the good standing of such Subsidiary; (5) Foreign Qualification Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the state where such Subsidiary maintains its

- 55 - principal place of business, dated as of a recent date, showing the qualification to transact business in such state as a foreign limited partnership, foreign trust or other foreign entity, as the case may be; (6) Resolutions. A copy of a resolution or resolutions adopted by the partners, members or directors, as required, for such Subsidiary, certified by the Secretary or an Assistant Secretary (or other individual performing similar functions) of such Subsidiary as being in full force and effect, authorizing the execution, delivery and performance of the Loan Documents to be executed and delivered by such Subsidiary; (7) Incumbency Certificate. A certificate, signed by the Secretary or an Assistant Secretary (or other individual performing similar functions) of such Subsidiary, as to the incumbency, and containing the specimen signature or signatures, of the Persons authorized to execute and deliver the Loan Documents to be executed and delivered by such Subsidiary; (8) Opinion of Counsel. Favorable opinions from counsel for such Loan Party, as to such matters as Administrative Agent may reasonably request; (9) KYC Information. All documentation and other information about such Subsidiary as shall have been reasonably requested by the Administrative Agent or any Bank that it shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations; and (10) Other Documents. Such other usual and customary documents, agreements and instruments as the Administrative Agent, or any Bank through the Administrative Agent, may reasonably request. Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor from the Guaranty so long as: (i) such Guarantor is not otherwise required to be a party to the Guaranty under the immediately preceding sentence; (ii) no Default under Section 9.01(1) or Event of Default shall then be in existence or would occur as a result of such release; (iii) the representations and warranties of Borrower and each other Loan Party contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such release (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects as qualified therein) and except for changes in factual circumstances permitted hereunder); and (iv) the Administrative Agent shall have received such written request at least 10 Banking Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by Borrower to the Administrative Agent of any such request shall constitute a representation by Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request. SECTION 6.12. Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. The Borrower will (a) maintain in effect and enforce policies and procedures designed to promote and achieve compliance by the General Partner, the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all applicable Anti- Corruption Laws, Anti-Money Laundering Laws and Sanctions, (b) notify the Administrative Agent and each Bank that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (c) promptly upon the reasonable request of the Administrative Agent or any

- 56 - Bank, provide the Administrative Agent or such Bank, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. ARTICLE VII. NEGATIVE COVENANTS So long as any of the Loans shall remain unpaid, or any Commitments remain in effect, or any other amount is owing by Borrower to Administrative Agent or any Bank hereunder or under any other Loan Document, Borrower shall not do any or all of the following: SECTION 7.01. Mergers, Etc. Without the Required Banks’ consent (which shall not be unreasonably withheld) merge or consolidate, or permit any other Loan Party to merge or consolidate, with (except where Borrower or General Partner, or in the case of any other Loan Party, another Loan Party, is the surviving entity, or in a transaction of which the purpose is to redomesticate such entity in another United States jurisdiction, and no Default or Event of Default has occurred and is continuing), or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) (except in the case of a sale, assignment or disposition of all or a substantial part of the assets of a Loan Party (other than Borrower) where Borrower or any other Loan Party is the transferee of such assets and shall unconditionally assume all obligations of the transferor Loan Party, and no Default or Event of Default has occurred and is continuing) or enter into any agreement to do any of the foregoing. Without the Required Banks’ consent (which shall not be unreasonably withheld) none of Borrower, General Partner or any other Loan Party shall liquidate, wind up or dissolve (or suffer any liquidation or dissolution) or discontinue its business, except that a Guarantor may liquidate, wind up or dissolve or discontinue a business so long as the continuing entity is a Loan Party. SECTION 7.02. Distributions. Subject to the following sentence, if a Default or Event of Default resulting from noncompliance with any of the provisions of Article VIII exists, declare or make any Restricted Payments other than the declaration and making of cash distributions to General Partner and other holders of partnership interests in the Borrower with respect to any Fiscal Year to the extent necessary for General Partner to distribute an aggregate amount not to exceed the minimum amount necessary to avoid an Event of Default under Section 9.01(8)(ii). If a Default or Event of Default, in each case, specified in Section 9.01(1) or Section 9.01(5) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 9.02, Borrower shall not, and shall not permit any Subsidiary to, make any Restricted Payments to any Person other than to the Borrower or any Subsidiary; provided that in the case of a Subsidiary that is not a Wholly Owned Subsidiary distributions are made only to holders of Equity Interests in such Subsidiary ratably according to the holders’ respective holdings of the type of Equity Interest in respect of which such distributions are being made. SECTION 7.03. Amendments to Organizational Documents. Amend Borrower’s agreement of limited partnership or other organizational documents in any manner that would result in a Material Adverse Change without the Required Banks’ consent, which consent shall not be unreasonably withheld. Without limitation of the foregoing, no Person shall be admitted as a general partner of the Borrower other than General Partner. SECTION 7.04. Transactions with Affiliates. Permit to exist or enter into, or permit any Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, except transactions upon fair and reasonable terms which are no less favorable to Borrower or such other Subsidiary than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate.

- 57 - SECTION 7.05. Activities of General Partner. Permit General Partner to conduct, transact or otherwise engage in any business or operations other than as permitted under the Borrower’s Agreement of Limited Partnership. SECTION 7.06. Use of Proceeds . Request any Loan, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, trustees, officers, employees and agents shall not use, the proceeds of any Loan (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or any Anti-Money Laundering Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. ARTICLE VIII. FINANCIAL COVENANTS So long as any of the Loans shall remain unpaid, or the Commitments remain in effect, or any other amount is owing by Borrower to Administrative Agent or any Bank under this Agreement or under any other Loan Document remains outstanding, Borrower shall not permit or suffer: SECTION 8.01. Ratio of Total Outstanding Indebtedness to Capitalization Value. Total Outstanding Indebtedness to exceed sixty percent (60%) of Capitalization Value, each measured as of the last day of the most recently ended fiscal quarter; provided, however, with respect to any fiscal quarter in which a Material Acquisition occurs, the ratio of Total Outstanding Indebtedness to Capitalization Value as of the end of such fiscal quarter and the next succeeding four fiscal quarters may increase to 65%, provided such ratio does not exceed 60% as of the end of the fiscal quarter immediately thereafter; for purposes of this covenant, (i) Total Outstanding Indebtedness shall be adjusted by deducting therefrom the amount by which Unrestricted Cash and Cash Equivalents exceeds $10,000,000, and (ii) Capitalization Value shall be adjusted by deducting therefrom the amount by which Total Outstanding Indebtedness is adjusted under the preceding clause (i); for purposes of determining Capitalization Value for this covenant only, costs and expenses incurred during the applicable period with respect to acquisitions that failed to close and were abandoned during such period shall not be deducted in determining NOI and the Borrower’s Ownership Share of any Cash or Cash Equivalents owned by any Unconsolidated Affiliate shall not be included. SECTION 8.02. Ratio of Combined EBITDA to Fixed Charges. The ratio of Combined EBITDA to Fixed Charges, each measured as of the last day of the most recently ended fiscal quarter, to be less than 1.50 to 1.00. SECTION 8.03. Ratio of Unencumbered Combined EBITDA to Unsecured Interest Expense. The ratio of Unencumbered Combined EBITDA to Unsecured Interest Expense, each measured as of the last day of the most recently ended fiscal quarter, to be less than 1.50 to 1.00. SECTION 8.04. Ratio of Unsecured Indebtedness to Capitalization Value of Unencumbered Assets. Unsecured Indebtedness to exceed sixty percent (60%) of Capitalization Value of Unencumbered Assets, each measured as of the last day of the most recently ended fiscal quarter; provided, however, with respect to any fiscal quarter in which a Material Acquisition occurs, the ratio of Unsecured Indebtedness to Capitalization Value of Unencumbered Assets as of the end of such fiscal quarter and the next succeeding four fiscal quarters may increase to 65%, provided such ratio does not exceed 60% as of the end of the fiscal quarter immediately thereafter; for purposes of this covenant, (1)(i) Unsecured Indebtedness shall be adjusted by deducting therefrom the amount by which Unrestricted Cash and Cash Equivalents exceeds $10,000,000 or such lesser amount of Unrestricted Cash and Cash Equivalents as Borrower shall specify for this purpose, and (ii) Capitalization Value of Unencumbered Assets shall be adjusted by deducting therefrom the amount by which Unsecured Indebtedness is adjusted under the preceding clause (i) (the

- 58 - “Unencumbered Indebtedness Adjustment”); (2) for purposes of determining Capitalization Value of Unencumbered Assets for this covenant only, costs and expenses incurred during the applicable period with respect to acquisitions that failed to close and were abandoned during such period shall not be deducted in determining NOI; (3) for purposes of clause (1)(i) above, Unrestricted Cash and Cash Equivalents shall be adjusted to deduct therefrom any Unrestricted Cash and Cash Equivalents used to determine the Secured Indebtedness Adjustment in Section 8.05; and (4) Borrower’s Ownership Share of any Cash or Cash Equivalents owned by any Unconsolidated Affiliate shall not be included. SECTION 8.05. Ratio of Secured Indebtedness to Capitalization Value. The ratio of Secured Indebtedness to Capitalization Value, each measured as of the last day of the most recently ended fiscal quarter, to exceed 60%; for purposes of this covenant, (i) Secured Indebtedness shall be adjusted by deducting therefrom the amount by which Unrestricted Cash and Cash Equivalents exceeds $10,000,000 or such lesser amount of Unrestricted Cash and Cash Equivalents as Borrower shall specify for this purpose and (ii) Capitalization Value shall be adjusted by deducting therefrom the amount by which Secured Indebtedness is adjusted under the preceding clause (i) (the “Secured Indebtedness Adjustment”); for purposes of determining Capitalization Value for this covenant only, costs and expenses incurred during the applicable period with respect to acquisitions that failed to close and were abandoned during such period shall not be deducted in determining NOI and the Borrower’s Ownership Share of any Cash or Cash Equivalents owned by any Unconsolidated Affiliate shall not be included; and for purposes of clause (i) above, Unrestricted Cash and Cash Equivalents shall be adjusted to deduct therefrom any Unrestricted Cash and Cash Equivalents used to determine the Unencumbered Indebtedness Adjustment in Section 8.04. SECTION 8.06. Indebtedness of the General Partner. Notwithstanding anything contained herein to the contrary, any Indebtedness of the General Partner shall be deemed to be Indebtedness of the Borrower (provided that the same shall be without duplication), for purposes of calculating the financial covenants set forth in this Article VIII. ARTICLE IX. EVENTS OF DEFAULT SECTION 9.01. Events of Default. Any of the following events shall be an “Event of Default”: (1) If Borrower shall (i) fail to pay the principal of any Loans; or (ii) fail to pay interest accruing on any Loans as and when due and such failure to pay interest shall continue unremedied for five (5) Banking Days after the due date of such amounts; or (iii) fail to pay any fee or any other amount due under this Agreement or any other Loan Document as and when due and such failure to pay shall continue unremedied for five (5) Banking Days after notice by Administrative Agent of such failure to pay; (2) If any representation or warranty made or deemed made by Borrower or any other Loan Party in this Agreement or in any other Loan Document or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with a Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; (3) If Borrower shall fail (a) to perform or observe any term, covenant or agreement contained in Article VII or Article VIII; or (b) to perform or observe any term, covenant or agreement contained in this Agreement (other than obligations specifically referred to elsewhere in this Section 9.01) and such failure shall remain unremedied for thirty (30) consecutive calendar days after notice thereof from the Administrative Agent; provided, however, that if any such default under clause (b) above cannot by its nature be cured within such thirty (30) day grace period and so long as Borrower shall have commenced cure within such thirty (30) day grace period and shall,

- 59 - at all times thereafter, diligently prosecute the same to completion, Borrower shall have an additional period to cure such default; provided, however, that, in no event, is the foregoing intended to effect an extension of the Maturity Date applicable to the Loans; (4) If Borrower or any Subsidiary (other than an Excluded Subsidiary) shall fail (a) to pay any Indebtedness (other than the payment obligations described in paragraph (1) of this Section 9.01 or obligations that are recourse to Borrower solely for fraud, misappropriation, environmental liability and other normal and customary bad-act carveouts to nonrecourse obligations) the Recourse portion of which to Borrower or such Subsidiary (other than an Excluded Subsidiary) is an amount equal to or greater than Seventy-Five Million Dollars ($75,000,000) in the aggregate when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) after the expiration of any applicable grace period, or (b) to perform or observe any material term, covenant, or condition under any agreement or instrument relating to any such Indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or the lapse of time, or both (other than in cases where, in the judgment of the Required Banks, meaningful discussions likely to result in (i) a waiver or cure of the failure to perform or observe or (ii) otherwise averting such acceleration are in progress between Borrower and the obligee of such Indebtedness), the maturity of such Indebtedness, or any such Indebtedness shall be declared to be due and payable, or required to be prepaid, repurchased or defeased (other than by a regularly scheduled or otherwise required prepayment, repurchase or defeasance not triggered by such failure), prior to the stated maturity thereof; for purposes of this clause (4) to the extent the Indebtedness of a Subsidiary exceeds the value of the total assets of such Subsidiary, such excess shall be disregarded; (5) If Borrower, General Partner, any Guarantor or any other Subsidiary (other than an Excluded Subsidiary) shall (a) generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (b) make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; (c) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (d) have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed or unstayed for a period of sixty (60) days or more; (e) be the subject of any proceeding under which all or a substantial part of its assets may be subject to seizure, forfeiture or divestiture by any governmental entity; (f) by any act or omission indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (g) suffer any such custodianship, receivership or trusteeship for all or any substantial part of its property, to continue undischarged for a period of sixty (60) days or more; provided, that this Section 9.01(5) shall only apply to a Guarantor or Subsidiary if such Guarantor or Subsidiary accounts for more than Two Hundred Million Dollars ($200,000,000) of the Capitalization Value as of any date of determination; (6) If one or more judgments, decrees or orders for the payment of money in excess of Seventy-Five Million Dollars ($75,000,000) in the aggregate shall be rendered against Borrower or any Subsidiary (other than an Excluded Subsidiary), and any such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal; provided, however, that the calculation of amounts under this Section 9.01(6) shall exclude (i) the amount of any such judgment, decree or order for which insurance coverage has not been denied by the applicable

- 60 - insurance carrier and (ii) in the case of a Subsidiary, the aggregate amount of all such judgments, decrees and orders (subject to the preceding clause (i)) against such Subsidiary in excess of the value of the total assets of such Subsidiary; (7) If any of the following events shall occur or exist with respect to any Plan or Multiemployer Plan: (a) any Prohibited Transaction with respect to a Plan; (b) any Reportable Event with respect to a Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) receipt of notice of an application by the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan or Multiemployer Plan, or the institution by the PBGC of any such proceedings; (e) a condition exists which gives rise to imposition of a lien under Section 412 of the Code on Borrower, General Partner or any ERISA Affiliate; (f) any liability with respect to the “withdrawal” or “partial withdrawal” (as such terms are defined in Part I of Subtitle E of Title IV of ERISA) from any Multiemployer Plan; (g) the failure by the Borrower, General Partner or any ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Plan, and in each case above, if either (1) such event or conditions, if any, result in Borrower, General Partner or any ERISA Affiliate being subject to any tax, penalty or other liability to a Plan, the PBGC or otherwise (or any combination thereof), which in the aggregate exceeds or is reasonably likely to exceed Twenty Million Dollars ($20,000,000), and the same continues unremedied or unpaid for a period of forty-five (45) consecutive days after the same is due and payable by Borrower, General Partner or an ERISA Affiliate or (2) such event or conditions, if any, is reasonably likely to result in Borrower, General Partner or any ERISA Affiliate being subject to any tax, penalty or other liability to a Plan, the PBGC or otherwise (or any combination thereof), which in the aggregate exceeds or may exceed Twenty Million Dollars ($20,000,000) and such event or condition is unremedied, or such tax, penalty or other liability is not reserved against or the payment thereof otherwise secured to the reasonable satisfaction of the Administrative Agent, for a period of forty-five (45) consecutive days after notice from the Administrative Agent; (8) If General Partner shall fail at any time to (i) maintain at least one class of its common shares which has trading privileges on the New York Stock Exchange, the NYSE Amex Equities or another recognized United States stock exchange, unless at such time it is subject to price quotations on the NASDAQ Stock Market National Market System, or (ii) maintain its status as a self-directed and self-administered REIT, and in either case such failure shall remain unremedied for thirty (30) consecutive calendar days after notice thereof from the Administrative Agent; (9) If General Partner acquires any material assets other than additional interests in Borrower or as permitted by Borrower’s partnership agreement and shall fail to dispose of any such material asset for thirty (30) consecutive calendar days after notice thereof from the Administrative Agent; (10) If at any time assets of the Borrower, General Partner or any ERISA Affiliate constitute Plan assets for ERISA purposes (within the meaning of C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA), unless the assets of Borrower, General Partner or any ERISA Affiliate constitute such Plan assets as a result of any portion of the assets used by Bank Parties in connection with the transactions contemplated by the Loan and the Loan Documents constituting assets of a “benefit plan investor” (as defined in Section 3(42) of ERISA); (11) A default beyond applicable notice and grace periods (if any) under any of the other Loan Documents;

- 61 - (12) Borrower or any other Loan Party shall disavow, revoke or terminate any Loan Document or Fee Letter to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or Fee Letter, or, any Loan Document or Fee Letter shall cease to be in full force and effect (except, in each case, as a result of the express terms thereof or as the Administrative Agent may approve in writing); (13) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40.0% of the total voting power of the then outstanding voting stock of General Partner; (14) During any period of 12 consecutive months ending after the Closing Date, individuals who at the beginning of any such 12-month period constituted the Board of Trustees of the General Partner (together with any new trustees whose election by such Board or whose nomination for election by the shareholders of General Partner was approved by a vote of a majority of the trustees then still in office who were either trustees at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Trustees of General Partner then in office; (15) General Partner shall cease to own or control, directly or indirectly, more than 50% of the outstanding Equity Interests of Borrower; or (16) General Partner, or a Wholly Owned Subsidiary of the General Partner, shall cease to be the sole general partner of Borrower or shall cease to have the sole and exclusive power to exercise all management and control over Borrower substantively in the same manner as provided for in Borrower’s Agreement of Limited Partnership, except as a result of a transaction expressly permitted under Section 7.01; or (17) An “Event of Default” under and as defined in the Revolver Credit Agreement (as amended, supplemented, restated or otherwise modified from time to time) shall have occurred and be continuing. SECTION 9.02. Remedies. If any Event of Default shall occur and be continuing, Administrative Agent shall, upon request of the Required Banks, by notice to Borrower, (1) terminate the Commitments, whereupon the Commitments shall terminate and the Banks shall have no further obligation to extend credit hereunder; and/or (2) declare the unpaid balance of the Loans, all interest thereon, and all other Obligations payable under this Agreement and the other Loans Documents to be forthwith due and payable, whereupon such balance, all such interest, all such Obligations due under this Agreement and the other Loan Documents shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower; and/or (3) exercise any remedies provided in any of the Loan Documents or by law; provided, however, that upon the occurrence of any Event of Default specified in Section 9.01(5), the Commitments shall automatically terminate (and the Banks shall have no further obligation to extend credit hereunder) and the unpaid balance of the Loans, all interest thereon, all other Obligations payable under this Agreement and the other Loan Documents shall automatically be and become forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower. Not in limitation of the foregoing, if an Event of Default shall have occurred and be continuing, the Required Banks may direct the

- 62 - Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents and any and all other rights and remedies available under any Applicable Law. SECTION 9.03. Allocation of Proceeds. If an Event of Default exists, all payments received by the Administrative Agent (or any Bank as a result of its exercise of remedies permitted under Section 12.07) under any of the Loan Documents in respect of any Obligations shall be applied in the following order and priority: (a) to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees then due and payable in accordance with the Loan Documents, payable to the Administrative Agent in its capacity as such; (b) to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) then due and payable to the Banks in accordance with the Loan Documents, including reasonable attorney fees, ratably among the Banks in proportion to the respective amounts described in this clause (b) payable to them; (c) [reserved]; (d) to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Banks in proportion to the respective amounts described in this clause (d) payable to them; (e) [reserved]; (f) to payment of that portion of the Obligations constituting unpaid principal of the Loans ratably among the Banks in proportion to the respective amounts described in this clause (f) payable to them; and (g) the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Applicable Law. SECTION 9.04. Performance by Administrative Agent. If Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, after notice to Borrower, perform or attempt to perform such covenant, duty or agreement on behalf of Borrower or such other Loan Party after the expiration of any cure or grace periods set forth herein. In such event, Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Bank shall have any liability or responsibility whatsoever for the performance of any obligation of Borrower under this Agreement or any other Loan Document. SECTION 9.05. Right Cumulative. (a) The rights and remedies of the Administrative Agent and the Banks under this Agreement, each of the other Loan Documents and the Fee Letters shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent and the Banks may be selective and no failure or delay by

- 63 - any such Person in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower and the other Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article X for the benefit of all the Banks; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) [reserved], (iii) any Bank from exercising setoff rights in accordance with Section 12.07 (subject to the terms of Section 10.15), or (iv) any Bank from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Required Banks shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article X and (y) in addition to the matters set forth in clauses (ii), (iii) and (iv) of the preceding proviso and subject to Section 10.15, any Bank may, with the consent of the Required Banks, enforce any rights and remedies available to it and as authorized by the Required Banks. ARTICLE X. ADMINISTRATIVE AGENT; RELATIONS AMONG BANKS SECTION 10.01. Appointment, Powers and Immunities of Administrative Agent. Each Bank hereby irrevocably appoints and authorizes Administrative Agent to act as its contractual representative hereunder and under any other Loan Document with such powers as are specifically delegated to Administrative Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto. Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document or required by law, and shall not by reason of this Agreement be a fiduciary or trustee for any Bank except to the extent that Administrative Agent acts as an agent with respect to the receipt or payment of funds (nor shall Administrative Agent have any fiduciary duty to Borrower nor shall any Bank have any fiduciary duty to Borrower or to any other Bank). Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Administrative Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties made by Borrower or any officer, partner or official of Borrower or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any Lien securing the Obligations or for any failure by Borrower to perform any of its obligations hereunder or thereunder. None of the Administrative Agent, its Affiliates or its or its Affiliates’ officers, directors, employees, agents, trustees, administrators, managers, advisors or representatives (collectively, the “Related Parties”): (a) makes any warranty or representation to any Bank or any other Person, or shall be responsible to any Bank or any other Person for any statement, warranty or representation made or deemed made by Borrower, any other Loan Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this

- 64 - Agreement or any Loan Document on the part of Borrower or other Persons, or to inspect the property, books or records of Borrower or any other Person; and (c) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Administrative Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment. Borrower shall pay any fee agreed to by Borrower and Administrative Agent with respect to Administrative Agent’s services hereunder. Notwithstanding anything to the contrary contained in this Agreement, Administrative Agent agrees with the Banks that Administrative Agent shall perform its obligations under this Agreement in good faith according to the same standard of care as that customarily exercised by it in administering its own revolving credit loans. SECTION 10.02. Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent. Administrative Agent may deem and treat each Bank as the holder of the Loan made by it for all purposes hereof and shall not be required to deal with any Person who has acquired a participation in any Loan or participation from a Bank. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks (or all of the Banks if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Banks and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Without limiting the foregoing, no Bank shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Banks, or where applicable, all the Banks. The Lenders hereby authorize the Administrative Agent to execute the Pro Rata Side Letter. SECTION 10.03. Defaults. Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default unless Administrative Agent has received notice from a Bank or Borrower referring to this Agreement and specifying such Default or Event of Default and stating that such notice is a “Notice of Default.” In the event that Administrative Agent receives such a “Notice of Default”, Administrative Agent shall give prompt notice thereof to the Banks. Administrative Agent, following consultation with the Banks, shall (subject to Section 10.07 and Section 12.02) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Banks; provided that, unless and until Administrative Agent shall have received such directions, Administrative Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided further that Administrative Agent shall not send a notice of Default, Event of Default or acceleration to Borrower without the approval of the Required Banks. In no event shall Administrative Agent be required to take any such action which it determines to be contrary to law. If any Bank (excluding the Bank which is also serving as the

- 65 - Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “Notice of Default”; provided, a Bank’s failure to provide such a “notice of default” to the Administrative Agent shall not result in any liability of such Bank to any other party to any of the Loan Documents. SECTION 10.04. Rights of Agent as a Bank. With respect to its Commitment and the Loan provided by it, each Person serving as an Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as such Agent, and the term any “Bank” or “Banks” shall include each Person serving as an Agent in its capacity as a Bank. Each Person serving as an Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with, Borrower (and any Affiliates of Borrower) as if it were not acting as such Agent. The Banks acknowledge that, pursuant to such business activities, an Agents or its Affiliates may receive information regarding Borrower and its Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that no Agent shall be under any obligation to provide such information to the Banks. SECTION 10.05. Indemnification of Agents. Each Bank agrees to indemnify each Agent (to the extent not reimbursed under Section 12.03 or under the applicable provisions of any other Loan Document, but without limiting the obligations of Borrower under Section 12.03 or such provisions), for its Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, any other Loan Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which Borrower is obligated to pay under Section 12.03) or under the applicable provisions of any other Loan Document or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Bank shall be liable for (1) any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, further, that no action taken in accordance with the directions of the Required Banks (or all of the Banks, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section, (2) any loss with respect to the Loan of any Bank serving as an Agent or (3) any loss suffered by such Agent in connection with a swap or other interest rate hedging arrangement entered into with Borrower. SECTION 10.06. Non-Reliance on Agents and Other Banks. Each of the Banks expressly acknowledges and agrees that no Agent nor any of its respective Related Parties has made any representations or warranties to such Bank and that no act by any Agent hereafter taken, including any review of the affairs of General Partner, Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by any Agent to any Bank. Each of the Banks acknowledges that it has made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby, independently and without reliance upon any Agent, any other Bank or counsel to the Administrative Agent, or any of their respective Related Parties, and based on the financial statements of General Partner, Borrower, the other Loan Parties, the other Subsidiaries and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of General Partner, Borrower, the other Loan Parties, the other Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate. Each of the Banks also acknowledges that it will, independently and without reliance upon any Agent, any other Bank or counsel to the Administrative Agent or any of their respective Related Parties, and based on such review, advice,

- 66 - documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. No Agent shall be required to keep itself informed as to the performance or observance by Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of General Partner, Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its Related Parties. Each of the Banks acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Bank. SECTION 10.07. Failure of Administrative Agent to Act. Except for action expressly required of Administrative Agent hereunder, Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section 10.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. SECTION 10.08. Resignation or Removal of Administrative Agent. If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Banks may, to the extent permitted by Applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Banks) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default under Section 9.01(1) or Section 9.01(5) or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Bank and any of its Affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current Administrative Agent’s giving of notice of resignation, then the current Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a Bank, if any Bank shall be willing to serve, and otherwise shall be an Eligible Assignee; provided that if the Administrative Agent shall notify the Borrower and the Banks that no Bank has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice. As of the Removal Effective Date or the effectiveness of such resignation, as applicable, (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made to each Bank directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Banks so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the Administrative Agent as if each such Bank were itself the Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan

- 67 - Documents. After any Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article X shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. SECTION 10.09. Amendments Concerning Agency Function. Notwithstanding anything to the contrary contained in this Agreement, no Agent shall be bound by any waiver, amendment, supplement or modification of this Agreement or any other Loan Document which affects its duties, rights, and/or function hereunder or thereunder unless it shall have given its prior written consent thereto. SECTION 10.10. Liability of Administrative Agent. Administrative Agent shall not have any liabilities or responsibilities to Borrower on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of Borrower or any other Loan Party to perform its obligations hereunder or under any other Loan Document. SECTION 10.11. Transfer of Agency Function. Without the consent of Borrower or any Bank, Administrative Agent may at any time or from time to time transfer its functions as Administrative Agent hereunder to any of its offices wherever located in the United States, provided that Administrative Agent shall promptly notify in writing Borrower and the Banks thereof. SECTION 10.12. Non-Receipt of Funds by Administrative Agent. Unless Administrative Agent shall have received notice from a Bank or Borrower (either one as appropriate being the “Payor”) prior to the date on which such Bank is to make payment hereunder to Administrative Agent of the proceeds of a Loan or Borrower is to make payment to Administrative Agent, as the case may be (either such payment being a “Required Payment”), which notice shall be effective upon receipt, that the Payor will not make the Required Payment in full to Administrative Agent, Administrative Agent may assume that the Required Payment has been made in full to Administrative Agent on such date, and Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make the amount thereof available to the intended recipient on such date. If and to the extent the Payor shall not have in fact so made the Required Payment in full to Administrative Agent, the recipient of such payment shall repay to Administrative Agent forthwith on demand such amount made available to it together with interest thereon, for each day from the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount, at the customary rate set by Administrative Agent for the correction of errors among Banks for three (3) Banking Days and thereafter at the Base Rate. SECTION 10.13. Withholding Taxes. (a) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 10.13) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

- 68 - (c) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 10.13, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable out- of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Indemnification by the Banks. Each Bank shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Bank (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Bank's failure to comply with the provisions of Section 12.04(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Bank, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Bank by the Administrative Agent shall be conclusive absent manifest error. Each Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under any Loan Document or otherwise payable by the Administrative Agent to such Bank from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Banks. (i) Any Bank that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Bank, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Bank is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 10.13(f)(ii)(A),(B) and (D) below) shall not be required if in the applicable Bank's reasonable judgment such completion, execution or submission would subject such Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Bank. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Bank that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the

- 69 - Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Bank is exempt from U.S. Federal backup withholding tax; (B) any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Bank claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or Form W8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty; (2) in the case of a Foreign Bank claiming that its extension of credit will generate U.S. effectively connected income, executed copies of IRS Form W8ECI; (3) in the case of a Foreign Bank claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of EXHIBIT J-1 to the effect that such Foreign Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" within the meaning of Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or (4) to the extent a Foreign Bank is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of EXHIBIT J-2 or EXHIBIT J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Bank is a partnership and one or more direct or indirect partners of such Foreign Bank are claiming the portfolio interest exemption, such Foreign Bank may provide a U.S. Tax Compliance Certificate substantially in the form of EXHIBIT J-4 on behalf of each such direct and indirect partner; (C) any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in

- 70 - U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Bank under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Bank has complied with such Bank's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), "FATCA" shall include any amendments made to FATCA after the date of this Agreement. Each Bank agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 10.13 (including by the payment of additional amounts pursuant to this Section 10.13), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 10.13 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will any indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place such indemnified party in a less favorable net after-Tax position than such indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to, or to apply for or seek a refund of any Taxes on behalf of, any indemnifying party or any other Person. (h) Survival. Each party's obligations under this Section 10.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Bank, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) Defined Terms. For purposes of this Section 10.13, the term “Applicable Law” includes FATCA.

- 71 - SECTION 10.14. Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing of Loans from the Banks under Section 2.01(d) shall be made from the Banks, each payment of Fees under Section 2.08(b) shall be made for the account of the Banks, and each termination or reduction of the amount of the Commitments under Section 2.15(a) shall be applied to the respective Commitments of the Banks, pro rata according to the amounts of their respective Commitments outstanding at such time; (b) each payment or prepayment of principal of any Loans shall be made for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Loans held by them, provided that, subject to Section 12.19, if immediately prior to giving effect to any such payment the outstanding principal amount of such Loans shall not be held by the Banks in accordance with their respective Pro Rata Shares in effect at the time such Loans were made, then such payment shall be applied to the Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Banks in accordance with such respective Pro Rata Shares; (c) each payment of interest on Loans shall be made for the account of the Banks pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Bank; and (d) the Conversion and Continuation of Loans (other than Conversions provided for by Sections 3.01, 3.02, 3.03 and 3.04) shall be made pro rata among the Banks according to the amounts of their respective Loans. SECTION 10.15. Sharing of Payments Among Banks. If a Bank shall obtain payment of any principal of, or interest on, any Loan made by it to Borrower under this Agreement or shall obtain payment on any other Obligation owing by Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Bank or other payments made by or on behalf of Borrower or any other Loan Party to a Bank not in accordance with the terms of this Agreement and such payment should be distributed to the Banks in accordance with Section 9.03 or Section 10.14, as applicable, such Bank shall promptly purchase from the other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans made by the other Banks or other Obligations owed to such other Banks in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Bank in obtaining or preserving such benefit) in accordance with the requirements of Section 9.03 or Section 10.14, as applicable. To such end, all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. Borrower agrees that any Bank so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Banks may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligations of Borrower. SECTION 10.16. Possession of Documents. Each Bank shall keep possession of its own Notes. Administrative Agent shall hold all the other Loan Documents and related documents (which may be electronic copies) in its possession and maintain separate records and accounts with respect thereto, and shall permit the Banks and their representatives access at all reasonable times to inspect such Loan Documents, related documents, records and accounts. SECTION 10.17. Syndication Agents and Documentation Agents. The Banks serving as Syndication Agents or Documentation Agents shall have no duties or obligations in such capacities. SECTION 10.18. Erroneous Payments. (a) Each Bank and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Bank or any other Person

- 72 - that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Bank (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 10.18(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two (2) Banking Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Bank that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Bank, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Bank (i) such Bank shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the

- 73 - Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 12.04 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 10.18 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any Guarantor, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any Guarantor for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 10.18 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Bank, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Nothing in this Section 10.18 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE XI. NATURE OF OBLIGATIONS SECTION 11.01. Absolute and Unconditional Obligations. Borrower acknowledges and agrees that its obligations and liabilities under this Agreement and under the other Loan Documents shall be absolute and unconditional irrespective of (1) any lack of validity or enforceability of any of the Obligations, any Loan Documents, or any agreement or instrument relating thereto; (2) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any Loan Documents or any other documents or instruments executed in connection with or related to the Obligations; (3) any exchange or release of any collateral, if any, or of any other Person from all or any of the Obligations; or (4) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Borrower or any other Person in respect of the Obligations. The obligations and liabilities of Borrower under this Agreement and the other Loan Documents shall not be conditioned or contingent upon the pursuit by Administrative Agent, any Bank or any other Person at any time of any right or remedy against Borrower, any other Loan Party, General Partner or any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral or security or guarantee therefor or right of setoff with respect thereto.

- 74 - SECTION 11.02. Non-Recourse to Principals and the General Partner. This Agreement and the obligations hereunder and under the other Loan Documents are fully recourse to Borrower and the other Loan Parties. Notwithstanding anything to the contrary contained in this Agreement, in any of the other Loan Documents, or in any other instruments, certificates, documents or agreements executed in connection with the Loans (all of the foregoing, for purposes of this Section, hereinafter referred to, individually and collectively, as the “Relevant Documents”), and notwithstanding any Applicable Law that would make the General Partner liable for the debts or obligations of the Borrower, including as a general partner, no recourse under or upon any Obligation, representation, warranty, promise or other matter whatsoever shall be had against any of the Principals or the General Partner, and each Bank expressly waives and releases, on behalf of itself and its successors and assigns, all right to assert any liability whatsoever under or with respect to the Relevant Documents against, or to satisfy any claim or obligation arising thereunder against, any of the Principals or the General Partner or out of any assets of the Principals or the General Partner, provided, however, that nothing in this Section shall be deemed to (1) release Borrower from any liability pursuant to, or from any of its obligations under, the Relevant Documents, or from liability for its fraudulent actions or fraudulent omissions; (2) release any Principals or the General Partner from personal liability arising outside of the terms of this Agreement for its, his or her own fraudulent actions, fraudulent omissions, misappropriation of funds, rents or insurance proceeds, gross negligence or willful misconduct; (3) constitute a waiver of any obligation evidenced or secured by, or contained in, the Relevant Documents or affect in any way the validity or enforceability of the Relevant Documents; or (4) limit the right of Administrative Agent and/or the Banks to proceed against or realize upon any collateral hereafter given for the Loans or any and all of the assets of Borrower (notwithstanding the fact that the Principals and the General Partner have an ownership interest in Borrower and, thereby, an interest in the assets of Borrower) or to name Borrower (or, to the extent that the same are required by Applicable Law or are determined by a court to be necessary parties in connection with an action or suit against Borrower or any collateral hereafter given for the Loans, the General Partner) as a party defendant in, and to enforce against any collateral hereafter given for the Loans and/or assets of Borrower any judgment obtained by Administrative Agent and/or the Banks with respect to, any action or suit under the Relevant Documents so long as no judgment shall be taken (except to the extent taking a judgment is required by Applicable Law or determined by a court to be necessary to preserve Administrative Agent’s and/or Banks’ rights against any collateral hereafter given for the Loans or Borrower, but not otherwise) or shall be enforced against any of the Principals or the General Partner or their assets. ARTICLE XII. MISCELLANEOUS SECTION 12.01. Binding Effect of Request for Advance. Borrower agrees that, by its acceptance of any advance of proceeds of the Loans under this Agreement, it shall be bound in all respects by the request for advance submitted on its behalf in connection therewith with the same force and effect as if Borrower had itself executed and submitted the request for advance and whether or not the request for advance is executed and/or submitted by an authorized person. SECTION 12.02. Amendments and Waivers. (a) No amendment, forbearance or material waiver of any provision of this Agreement or any other Loan Document nor consent to any material departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Banks and, solely for purposes of its acknowledgment thereof, Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (b) Notwithstanding the foregoing clause (a), no amendment, waiver, consent or forbearance shall: (1) forgive or reduce the principal of, or interest on, the Loans or any fees due hereunder or any other amount due hereunder or under any other Loan Document, in each case, payable to a Bank, without the

- 75 - written consent of such Bank; provided that only the written consent of the Required Banks shall be required for the waiver of interest payable at the Default Rate, retraction of the imposition of interest at the Default Rate and amendment of the definition of “Default Rate”; (2) postpone or extend any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts due hereunder or under any other Loan Document, in each case, payable to a Bank, without the written consent of such Bank; (3) change the definition of “Pro Rata Share” or “Required Banks” without the written consent of all of the Banks; (4) change this clause (b) of Section 12.02 or any other provision requiring the consent of all the Banks without the written consent of all of the Banks; (5) waive any default in payment under paragraph (1) of Section 9.01 without the written consent of each Bank entitled to receive the payment in respect of which such default has occurred, or any default under paragraph (5) of Section 9.01 with respect to Borrower, any other Loan Party or General Partner without the written consent of all of the Banks; (6) (i) increase, decrease, extend or reinstate any Commitment of any Bank (except changes in Commitments pursuant to Section 2.15) without the written consent of such Bank or (ii) change the definition of “Availability Period” or “Availability Termination Date” without the written consent of each Bank; (7) release any guaranty (other than a guaranty given pursuant to Section 12.21 or in the case of the Guaranty, as provided in Section 6.12) without the written consent of all of the Banks; (8) [reserved]; (9) permit the assignment or transfer by the Borrower of any of its rights or obligations hereunder or under any other Loan Document (except in a transaction permitted pursuant to Section 7.01) without the written consent of all of the Banks, or (10) modify Section 9.03, Section 10.14 or Section 10.15 without the written consent of each of the Banks affected thereby; and provided further, that no amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Banks required hereinabove to take such action, shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any advance of proceeds of the Loans made prior to or without the fulfillment by Borrower of all of the conditions precedent thereto, whether or not known to Administrative Agent and the Banks, shall not constitute a waiver of the requirement that all conditions, including the non-performed conditions, shall be required with respect to all future advances. No failure on the part of Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Banks or each affected Bank may be effected with the consent of the applicable Banks other than Defaulting Lenders), except that (x) the Commitment of a Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Banks or each affected Bank that by its terms affects a Defaulting Lender more adversely than other affected Banks shall require the written consent of such Defaulting Lender. No course of dealing or delay or omission on the part of the Administrative Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Notwithstanding anything to the contrary in this Section, if the Administrative Agent and Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or an inconsistency between provisions of this Agreement, the Administrative Agent and Borrower shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not adversely affect the interests of the Banks. Any such amendment shall become effective without any further action or consent of any of other party to this Agreement. The Administrative Agent shall notify the Banks of any such amendment. (c) All communications from Administrative Agent to the Banks requesting the Banks’ determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Bank and (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested. Each Bank shall reply promptly, but in any event within fifteen (15) Banking Days (or five (5) Banking Days with respect to any decision to accelerate or stop

- 76 - acceleration of the Loan) after receipt of the request therefor by Administrative Agent (the “Bank Reply Period”). Unless a Bank shall give written notice to Administrative Agent that it objects to the requested determination, approval, consent or disapproval within the Bank Reply Period, such Bank shall be deemed to have approved or consented to such requested determination, approval, consent or disapproval; provided that this sentence shall not apply to any determination, consent, approval or disapproval regarding any matter requiring the consent of all Banks or all affected Banks under the first proviso of this Section. (d) The Borrower may, by written notice to the Administrative Agent from time to time, request an extension (each, an “Extension”) of the maturity date of any Class of Loans to the extended maturity date specified in such notice on the terms described below. (i) Such notice shall (A) set forth the amount of the applicable Class of Loans that will be subject to the Extension (which shall be in a minimum amount of $50,000,000 and minimum increments of $25,000,000 in excess thereof (or such other amounts as may be acceptable to the Borrower and the Administrative Agent)), (B) set forth the date on which such Extension is requested to become effective (which shall be not less than ten (10) Business Days nor more than sixty (60) days after the date of such Extension notice (or such longer or shorter periods as the Administrative Agent shall agree in its sole discretion)) and (C) identify the relevant Class of Loans to which such Extension relates. Each Bank of the applicable Class shall be offered (an “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions as each other Bank of such Class pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent and the Borrower. If the aggregate principal amount of Loans in respect of which Banks shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Loans subject to the Extension Offer as set forth in the Extension notice, then the Loans of Banks of the applicable Class shall be extended ratably up to such maximum amount based on the respective principal amounts with respect to which such Banks have accepted such Extension Offer. (ii) The following shall be conditions precedent to the effectiveness of any Extension: (A) no Default or Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such Extension, (B) the representations and warranties contained in Article V shall be deemed to be made and shall be true and correct in all material respects on and as of the effective date of such Extension; provided that any representation or warranty that is qualified as to “materiality”, Material Adverse Effect or similar language shall be true and correct in all respects on such effective date and any such representation or warranty that is stated to relate solely to an earlier date shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of such earlier date, (C) a majority of the Banks of the applicable of loans, shall have consented to such Extension, (D) [reserved] and (E) the terms of such Extended Term Loans shall comply with subclause (iii) of this Section 12.02(e). Notwithstanding any other provision of this Agreement to the contrary, in no event shall the Loans of any Bank be extended pursuant to this Section 12.02(e) unless such Bank affirmatively accepts in writing the applicable Extension Offer, it being understood and agreed that a failure by a Bank to respond to any such Extension Offer shall be deemed to be a rejection by such Bank of such Extension Offer. (iii) The terms of each Extension shall be determined by the Borrower and the applicable extending Banks and set forth in an Extension Amendment; provided that (A) the final maturity date of any Extended Term Loan shall be no earlier than the latest maturity date then in effect for any Class of Loans, (B) the average life to maturity of the Extended Term Loans shall be no shorter than the remaining average life to maturity of any of the existing Term Loans, (C) the Extended Term Loans will rank pari passu in right of payment and with respect to security (if any)

- 77 - with the existing Term Loans and the borrower and guarantors of the Extended Term Loans shall be the same as the Borrower and Guarantors with respect to the existing Term Loans, as applicable, (D) the interest rate margin, rate floors, fees, original issue discount and premium applicable to any Extended Term Loans shall be determined by the Borrower and the applicable extending Banks, (E) the Extended Term Loans may participate on a pro rata or less than pro rata (but not greater than pro rata) basis in voluntary or mandatory prepayments with the other Term Loans and (F) the terms of the Extended Term Loan, shall be substantially identical to the terms set forth herein (except as set forth in sub-clauses (A) through (E) above). (iv) In connection with any Extension, the Borrower, the Administrative Agent, the Banks required to consent pursuant to the foregoing clause (ii)(C), and each applicable extending Bank shall execute and deliver to the Administrative Agent an Extension Amendment and such other documentation as the Administrative Agent shall reasonably require to evidence the Extension. The Administrative Agent shall promptly notify each Bank as to the effectiveness of each Extension. Any Extension Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to implement the terms of any such Extension, including any amendments necessary to establish Extended Term Loans as a new Class or Term Loans, as applicable, and such other technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Class or tranche (including to preserve the pro rata treatment of the extended and non-extended Classes or tranches), in each case on terms consistent with this Section. SECTION 12.03. Expenses; Indemnification. Borrower agrees to reimburse Administrative Agent on demand for all reasonable out-of-pocket costs, expenses, and charges (including, without limitation, all reasonable fees and charges of engineers, appraisers and external legal counsel) incurred by Administrative Agent in connection with the Loans and to reimburse each of the Banks for reasonable out-of-pocket legal costs, expenses and charges incurred by each of the Banks in connection with the performance or enforcement of this Agreement, the Notes or any other Loan Documents; provided, however, that (i) Borrower is not responsible for costs, expenses and charges incurred by the Bank Parties in connection with the administration or syndication of the Loans (other than any administration fee payable to Administrative Agent) and (ii) any such legal costs, expenses and charges shall be limited to (A) one external counsel for Administrative Agent, (B) one external counsel for all other Banks (and, solely in the case of a conflict of interest, additional conflicts counsel), (C) and such local or foreign counsel of Administrative Agent necessary under the circumstances. Borrower agrees to indemnify Administrative Agent, Lead Arrangers, each Bank, each of their respective Affiliates and the respective directors, officers, employees and agents of the foregoing (each an “Indemnified Party”) from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of (w) any claims by brokers due to acts or omissions by Borrower, (x) any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by Borrower of the proceeds of the Loans, including without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings, (y) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Borrower or any Subsidiary, or any Environmental Claim related in any way to Borrower or any Subsidiary or (z) third party claims or actions against any Indemnified Party relating to or arising from this Agreement or any other Loan Document and the transactions contemplated pursuant to this Agreement or and the Loan Documents, in the case of each of clauses (w) through (z), regardless of whether an Indemnified Party is only a third party thereto; provided, however, that such indemnification shall exclude any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the person to be indemnified as

- 78 - determined by a final and non-appealable judgment of a court of competent jurisdiction. The obligations of Borrower under this Section shall survive the repayment of all amounts due under or in connection with any of the Loan Documents and the termination of the Commitments. No Indemnified Party shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. SECTION 12.04. Assignment; Participation. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, provided that the Borrower may not, except as otherwise provided in Section 7.01, assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Bank, and no Bank may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (e) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Except as otherwise provided under Section 12.03, nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly contemplated hereby, the Affiliates and their respective directors, officers, employees, agents and advisors of each of the Administrative Agent and the Banks) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Banks. Any Bank may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of an assigning Bank’s Commitment and/or the Loans at the time owing to it, or contemporaneous assignments to related Approved Funds that equal at least the amount specified in the immediately following clause (B) in the aggregate, or in the case of an assignment to a Bank, an Affiliate of a Bank or an Approved Fund holding Commitments or Loans, no minimum amount need be assigned; and (B) in any case not described in the immediately preceding subsection (A), the aggregate amount of the Commitment or the principal outstanding balance of the Loans of the assigning Bank subject to each such assignment (in each case, determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitment held by such assigning Bank or the outstanding principal balance of the

- 79 - Loans of such assigning Bank, as applicable, would be less than $5,000,000, then such assigning Bank shall assign the entire amount of such Commitment and Loans at the time owing to it. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default shall exist at the time of such assignment or (y) such assignment is to (1) a Bank or (2) an Affiliate of a Bank or an Approved Fund which Affiliate or Approved Fund is a Qualified Institution; provided that (I) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Banking Days after having received notice thereof and (II) Borrower can withhold such consent if such assignment shall subject Borrower to any greater obligations under Sections 3.01 or 3.06; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Commitment if such assignment is to a Person that is not already a Bank with a Commitment, an Affiliate of such a Bank or an Approved Fund with respect to such a Bank. (iv) Assignment and Acceptance; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $4,500 for each assignment (which fee the Administrative Agent may, in its sole discretion, elect to waive), and the assignee, if it is not a Bank, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Bank or the assignee, upon the consummation of any assignment, the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the assignee and such transferor Bank, as appropriate. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or to any Person who, upon becoming a Bank hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the

- 80 - consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Bank hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Bank’s rights and obligations under this Agreement, such Bank shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.05 and 12.03 and the other provisions of this Agreement and the other Loan Documents with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Bank having been a Defaulting Lender. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with the immediately following subsection (d). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Bank pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Banks shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Bank may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent, sell participations to any Person (other than a natural person (or holding company, investment vehicle or trust for, or owned and operated for, the primary benefit of a natural person), a Defaulting Lender, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Bank’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Bank’s obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Banks shall continue to deal solely and directly with such Bank in connection with such Bank’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree

- 81 - to (w) increase such Bank’s Commitment, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Bank, (y) reduce the rate at which interest is payable thereon or (z) release any Guarantor from its Obligations under the Guaranty except as contemplated by Section 6.12, in each case, as applicable to that portion of such Bank’s rights and/or obligations that are subject to the participation. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.06 (subject to the requirements and limitations therein) and Section 10.13 to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 10.13 as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.06, with respect to any participation, than its participating Bank would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Bank that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.07 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 12.07 as though it were a Bank; provided that such Participant agrees to be subject to Section 10.15 as though it were a Bank. Each Bank that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Bank; provided that no such pledge or assignment shall release such Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto. (f) No Registration. Each Bank agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act of 1933 or any other securities laws of the United States of America or of any other jurisdiction. (g) USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering laws, rules and regulations, including without limitation, the Patriot Act, prior to any Bank that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Bank shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with such laws, rules and regulations.

- 82 - SECTION 12.05. Documentation Satisfactory. All documentation required from or to be submitted on behalf of Borrower in connection with this Agreement and the documents relating hereto shall be subject to the prior approval of, and be satisfactory in form and substance to, Administrative Agent, its counsel and, where specifically provided herein, the Banks. In addition, the persons or parties responsible for the execution and delivery of, and signatories to, all of such documentation, shall be acceptable to, and subject to the approval of, Administrative Agent and its counsel and the Banks. SECTION 12.06. Notices. (a) Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied, or delivered as follows: If to the Borrower: Urban Edge Properties LP 12 East 49th Street, 44th Floor New York, New York 10017 Attention: Chief Financial Officer Telephone: (212) 956-0082 with a copy to Urban Edge Properties, LP 12 East 49th Street, 44th Floor New York, New York 10017 Attention: General Counsel Telephone: (212) 956-0083 If the to the Administrative Agent: PNC Bank, National Association 500 First Avenue Pittsburgh, PA 15219 Attention : William J Corcoran III Phone 570-763-6006 William.corcoraniii@pnc.com with a copy to: PNC Bank, National Association 340 Madison Avenue, 10th Floor New York, NY 10173 Attn: Brian Kelly If to any other Bank: To such Bank’s address or telecopy number as set forth in the applicable Administrative Questionnaire All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of 3 days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent and Banks at the addresses specified; (ii) if telecopied, when transmitted; or (iii) if hand delivered or sent by overnight courier, when delivered;

- 83 - provided, however, that, non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent or any Bank under Article II shall be effective only when actually received. Notices delivered through Electronic Systems, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph. Failure of a Person designated to get a copy of a notice to receive such copy shall not affect the validity of notice properly given to another Person. (b) Notices and other communications to the Banks hereunder may be delivered or furnished by using Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Bank. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Banking Day for the recipient. (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto in accordance with this Section 12.06, except that a Bank must only give such notice to the Administrative Agent and the Borrower. (d) Electronic Systems. (i) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the other Banks by posting the Communications on Debt Domain, Intralinks®, Syndtrak, ClearPar® or a substantially similar Electronic System. All information made available to the Administrative Agent or a Bank on Debt Domain, Intralinks®, Syndtrak, ClearPar® or a substantially similar Electronic System shall be deemed to have been disclosed to Administrative Agent or a Bank, as applicable. (ii) Any Electronic System used by the Administrative Agent is provided “as is” and “as available.” None of the Administrative Agent or the Borrower or any of their respective Affiliates and such Affiliates’ respective directors, officers, employees, agents or advisors (the “Communications Parties”) warrant the adequacy of such Electronic Systems and each expressly disclaims liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Communications Party in connection with the Communications or any Electronic System. In no event shall any Communications Party have any liability to the other parties hereto or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise)

- 84 - arising out of the Borrower’s or the Administrative Agent’s transmission of communications through an Electronic System. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Bank by means of electronic communications pursuant to this Section, including through an Electronic System. SECTION 12.07. Setoff. Upon the occurrence of an Event of Default, to the extent permitted or not expressly prohibited by Applicable Law, Borrower agrees that, in addition to (and without limitation of) any right of setoff, bankers’ lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, but subject to receipt of the prior written consent of the Required Banks exercised in their sole discretion, to offset balances (general or special, time or demand, provisional or final) held by it for the account of Borrower at any of such Bank’s offices, in Dollars or in any other currency, against any amount payable by Borrower to such Bank under this Agreement or such Bank’s Note, or any other Loan Document, which is not paid when due (regardless of whether such balances are then due to Borrower or General Partner), in which case it shall promptly notify Borrower and Administrative Agent thereof; provided that such Bank’s failure to give such notice shall not affect the validity thereof. Payments by Borrower hereunder or under the other Loan Documents shall be made without setoff or counterclaim. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 12.19 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Banks and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. SECTION 12.08. Table of Contents; Headings. Any table of contents and the headings and captions of Articles, Sections, subsections and clauses hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement. SECTION 12.09. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. SECTION 12.10. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf, or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 12.11. Integration. The Loan Documents and the Fee Letters set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby (except with respect to agreements relating solely to compensation, consideration and the coordinated syndication of the Loans) and supersede any prior oral or written statements or agreements with respect to such transactions. SECTION 12.12. Governing Law. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

- 85 - SECTION 12.13. Waivers. To the extent permitted or not expressly prohibited by Applicable Law, in connection with the obligations and liabilities as aforesaid, Borrower hereby waives (1) notice of any actions taken by any Bank Party under this Agreement, any other Loan Document, any Fee Letter or any other agreement or instrument relating hereto or thereto except to the extent otherwise provided herein; (2) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this Section 12.13, might constitute grounds for relieving Borrower of its obligations hereunder; (3) any requirement that any Bank Party protect, secure, perfect or insure any Lien on any collateral or exhaust any right or take any action against Borrower or any other Person or any collateral; (4) any right or claim of right to cause a marshalling of the assets of Borrower; and (5) all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Bankruptcy Code) or otherwise by reason of payment by Borrower, pursuant to this Agreement or any other Loan Document. SECTION 12.14. Jurisdiction; Immunities. Borrower, Administrative Agent and each Bank hereby irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in New York City, Borough of Manhattan over any action or proceeding (whether in tort, contract, law or equity) arising out of or relating to this Agreement, the Notes, any other Loan Document or any Fee Letter. Borrower, Administrative Agent and each Bank irrevocably agree that all claims in respect of such action or proceeding (whether in tort, contract, law or equity) may be heard and determined in such New York State or United States Federal court. Borrower, Administrative Agent and each Bank irrevocably consent to the service of any and all process in any such action or proceeding (whether in tort, contract, law or equity)by the mailing of copies of such process to Borrower, Administrative Agent or each Bank, as the case may be, at the addresses specified herein. Borrower, Administrative Agent and each Bank agree that a final judgment in any such action or proceeding (whether in tort, contract, law or equity)shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Borrower, Administrative Agent and each Bank further waive any objection to venue in the State of New York and any objection to an action or proceeding (whether in tort, contract, law or equity)in the State of New York on the basis of forum non conveniens. Borrower, Administrative Agent and each Bank agree that any action or proceeding (whether in tort, contract, law or equity) brought against Borrower, Administrative Agent or any Bank, as the case may be, shall be brought only in a New York State court sitting in New York City, Borough of Manhattan, or a United States Federal court sitting in New York City, Borough of Manhattan to the extent permitted or not expressly prohibited by Applicable Law. Nothing in this Section shall affect the right of Borrower, Administrative Agent or any Bank to serve legal process in any other manner permitted by law. To the extent that Borrower, Administrative Agent or any Bank have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Borrower, Administrative Agent and each Bank hereby irrevocably waive such immunity in respect of its obligations under this Agreement, the Notes, any other Loan Document or any Fee Letter. BORROWER, ADMINISTRATIVE AGENT AND EACH BANK WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO JURY TRIAL IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE LOAN. IN ADDITION, BORROWER HEREBY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ADMINISTRATIVE AGENT OR THE BANKS WITH RESPECT TO THE LOAN DOCUMENTS OR ANY FEE LETTER, ANY RIGHT BORROWER MAY HAVE (1) TO THE EXTENT PERMITTED OR NOT EXPRESSLY PROHIBITED BY APPLICABLE LAW, TO INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN A COUNTERCLAIM THAT IF NOT

- 86 - BROUGHT IN THE SUIT, ACTION OR PROCEEDING BROUGHT BY ADMINISTRATIVE AGENT OR THE BANKS COULD NOT BE BROUGHT IN A SEPARATE SUIT, ACTION OR PROCEEDING OR WOULD BE SUBJECT TO DISMISSAL OR SIMILAR DISPOSITION FOR FAILURE TO HAVE BEEN ASSERTED IN SUCH SUIT, ACTION OR PROCEEDING BROUGHT BY ADMINISTRATIVE AGENT OR THE BANKS) OR (2) TO THE EXTENT PERMITTED OR NOT EXPRESSLY PROHIBITED BY APPLICABLE LAW, TO HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST ADMINISTRATIVE AGENT OR THE BANKS WITH RESPECT TO ANY ASSERTED CLAIM. To the extent not prohibited by Applicable Law, Borrower shall not assert, and Borrower hereby waives, any claim against any Bank or any Agent, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, any Fee Letter or any agreement or instrument contemplated hereby or thereby, any Loan or other extension of credit hereunder or the use of the proceeds thereof. SECTION 12.15. [Reserved]. SECTION 12.16. [Reserved]. SECTION 12.17. Intentionally Omitted. SECTION 12.18. USA Patriot Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrower, the other Loan Parties and the General Partner, which information includes the name and address of such Persons and other information that will allow such Bank to identify such Persons in accordance with the Act. The Borrower shall provide such information and take such actions as are reasonably requested by the Administrative Agent or any Bank in order to assist the Administrative Agent and the Banks in maintaining compliance with applicable “know your customer” and Anti-Money Laundering Laws, including, without limitation, the Patriot Act. SECTION 12.19. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Bank becomes a Defaulting Lender, then, until such time as such Bank is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Banks” and in Section 12.02. (b) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.07 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as Borrower may request (so long as no Default or Event of Default exists other than a Default or Event of Default that will be cured by the application of such funds in accordance with this paragraph), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and Borrower, to be held in a deposit account

- 87 - and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Banks as a result of any judgment of a court of competent jurisdiction obtained by any Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Loans of owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans ofsuch Defaulting Lender until such time as all Loans are held by the Banks in accordance with their respective Pro Rata Shares (determined without giving effect to the immediately following subsection (d)). (c) Certain Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.08(b) for any period during which that Bank is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (d) [Reserved]. (e) [Reserved]. (f) Defaulting Lender Cure. If Borrower and the Administrative Agent agree in writing that a Bank is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Bank will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Banks or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held by the Banks in accordance with their respective Pro Rata Shares (determined without giving effect to the immediately preceding subsection (d)), whereupon such Bank will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Bank was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Bank’s having been a Defaulting Lender. (g) [Reserved]. (h) Purchase of Defaulting Lender’s Commitment. During any period that a Bank is a Defaulting Lender, Borrower may, by Borrower giving written notice thereof to the Administrative Agent, such Defaulting Lender and the other Banks, demand that such Defaulting Lender assign its Commitment and Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 12.04. No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. In addition, any Bank which is not a Defaulting Lender may, but shall not be obligated to, in its sole discretion, acquire the face amount of all or a portion of such Defaulting Lender’s Commitment and Loans via an assignment subject to and in accordance with the provisions of Section 12.04. In connection with any such assignment, such Defaulting Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption Agreement and, notwithstanding Section 12.04, shall pay to the Administrative Agent an assignment fee in the amount of $7,500. The exercise by Borrower of its rights under this Section shall be at Borrower’s sole

- 88 - cost and expense and at no cost or expense to the Administrative Agent or the Banks provided that the foregoing shall not constitute a waiver or release of any claim of Borrower, the Administrative Agent or any Bank against any Defaulting Lender. SECTION 12.20. [Reserved]. SECTION 12.21. Bottom-Up Guaranties. At Borrower’s request from time to time, Administrative Agent shall accept “bottom-up” guaranties of the Loans from limited partners in Borrower in such amounts and on such terms as Borrower shall request, provided that Administrative Agent shall have reasonably satisfied itself with respect to OFAC and similar restrictions in respect of any such proposed guarantor. A Person shall not be considered to be a “Guarantor” or a “Loan Party” as a result of providing such a “bottom-up” guaranty. SECTION 12.22. Confidentiality. Each of the Administrative Agent and the Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees, and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under any Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent or such Bank to be a breach of this Section or (ii) becomes available to the Administrative Agent or any Bank on a non-confidential basis from a source other than the Borrower or any Affiliate of the Borrower, or (i) to the Administrative Agent’s or such Bank’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information). Notwithstanding the foregoing, the Administrative Agent and each Bank may disclose any such confidential information, without notice to Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent or such Bank or in accordance with the regulatory compliance policy of the Administrative Agent or such Bank. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that was available to the Administrative Agent or any Bank on a non-confidential basis prior to disclosure by the Borrower. In addition, the Administrative Agent and the Banks may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Banks in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing in this Section 12.22 shall prohibit any Person from voluntarily disclosing or providing any Information to any governmental, regulatory or self-regulatory organization to the extent that such prohibition is prohibited by the laws or regulations applicable to such governmental, regulatory or self- regulatory organization.

- 89 - SECTION 12.23. Construction. The Administrative Agent, the Borrower and each Bank acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, the Borrower and each Bank. SECTION 12.24. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lead Arrangers, and the Banks are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Lead Arrangers, and the Banks, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Lead Arranger and each Bank is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, any Lead Arranger nor any Bank has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Lead Arrangers and the Banks and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, any Lead Arranger, nor any Bank has any obligation to disclose any of such interests to the Borrower or its Affiliates. The Borrower hereby agrees that it will not assert any claims against the Administrative Agent, any Lead Arranger or any Bank based on an alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 12.25. Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

- 90 - SECTION 12.26. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for hedging obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 12.26 the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed as of the day and year first above written. URBAN EDGE PROPERTIES LP, a Delaware limited partnership By: Urban Edge Properties, a Maryland real estate investment trust, general partner By: /s/ Mark J. Langer Name: Mark J. Langer Title: Executive Vice President and Chief Financial Officer [Signatures Continue on Next Page]

[Signature Page to Loan Agreement with Urban Edge Properties LP] PNC BANK, NATIONAL ASSOCIATION., as Administrative Agent and a Bank By: /s/ Brian Kelly Name: Brian Kelly Title: SVP [Signatures Continue on Next Page]

[Signature Page to Loan Agreement with Urban Edge Properties LP] TD BANK, N.A., as a Bank By: /s/ Gianna Gioia Name: Gianna Gioia Title: Vice President

[Signature Page to Loan Agreement with Urban Edge Properties LP] U.S. BANK NATIONAL ASSOCIATION, as a Bank By: /s/ Patrick T. Brooks Name: Patrick T. Brooks Title: Vice President

[Signature Page to Loan Agreement with Urban Edge Properties LP] TRUIST BANK, as a Bank By: /s/ Ryan Almond Name: Ryan Almond Title: Director

SCHEDULE 1 Bank Commitment PNC Bank, National Association $40,000,000.00 T.D. Bank, N.A. $40,000,000.00 U.S. Bank National Association $35,000,000.00 Truist Bank $10,000,000.00 Total $125,000,000.00